As filed with the Securities and Exchange Commission on August 17, 2001


                                                              Registration No.
                                                              Registration No.
===============================================================================
                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM N-2

         [X] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           [ ]       Pre-Effective Amendment No. ______
                           [ ]       Post-Effective No. ______
         [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                           [ ]       Amendment No. _____

                   ADVANTAGE ADVISERS MULTI-SECTOR FUND I
             (Exact name of registrant as specified in charter)
      One World Financial Center, 31st Floor, New York, New York 10281
         (Address of Principal Executive Offices (Number, Street,
                          City, State, Zip Code))
      Registrant's Telephone Number, including Area Code (212)667-4225
-------------------------------------------------------------------------------

                              Howard M. Singer
                         Advantage Advisers, L.L.C.
                   One World Financial Center, 31st Floor
                          New York, New York 10281
-------------------------------------------------------------------------------
                  (Name and Address of Agents for Service)

                                 COPIES TO:

Thomas A. DeCapo                          A. Tyson Arnedt
Skadden, Arps, Slate, Meagher & Flom LLP  CIBC World Markets Corp.
One Beacon Street                         One World Financial Center,
Boston, MA  02108-3194                    31st Floor
Phone No.:  (617) 573-4814                New York, New York  10281
Fax No.:  (617) 573-4822                  Phone No.:  (212) 667-5900
                                          Fax No.:  (212) 667-4839

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.........................................................................[X]

         It is proposed that this filing will become effective when declared effective pursuant to section 8(c).

If appropriate, check the following box:

         [_] This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

         [_] This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement or the same offering is - ______.

      CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
===============================================================================

                                     Proposed                         Amount
   Title of             Amount        Maximum        Maximum            of
 Securities             Being     Offering Price     Aggregate     Registration
being Registered      Registered      Per Share*   Offering Price*     Fee
-------------------------------------------------------------------------------

Shares of Beneficial   1,000,000       $25          $25,000,000       $6,250.00
Interest, $.001         shares
===============================================================================
*Estimated solely for the purpose of calculating the registration fee.

The registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.


                           CROSS REFERENCE SHEET

 PART A
ITEM NUMBER                                           LOCATION IN PROSPECTUS
-----------                                           ----------------------

Item 1.  Outside Front Cover......................... Outside Front Cover

Item 2.  Cover Pages; Other Offering Information..... Inside Front and Outside
                                                      Back Cover Page

Item 3.  Fee Table and Synopsis...................... Fee Table and Prospectus
                                                      Summary

Item 4.  Financial Highlights........................ Not applicable

Item 5.  Plan Of Distribution........................ The Offering

Item 6.  Selling Shareholders........................ Not applicable

Item 7.  Use of Proceeds............................. Use Of Proceeds

Item 8.  General Description of the Registrant....... Outside Front Cover; the
                                                      Fund; Investment
                                                      Objective and Policies;
                                                      Risk Factors

Item 9.  Management.................................. Management

Item 10. Capital Stock, Long-Term Debt, and Other
                  Securities......................... Description of Shares

Item 11. Defaults and Arrears on Senior Securities... Not applicable

Item 12. Legal Proceedings........................... Not applicable

Item 13. Table of Contents of the Statement of        Table of Contents of the
                  Additional Information............. Statement of
                                                      Additional Information

 PART B
ITEM NUMBER

Item 14. Cover Page..................................  Cover Page

Item 15. Table of Contents...........................  Cover Page

Item 16. General Information and History.............

Item 17. Investment Objectives and Policies..........  Additional Investment
                                                       Objective and Policies

Item 18. Management..................................  Management

Item 19. Control Persons and Principal Holders of
                  Securities.........................  Management

Item 20. Investment Advisory and Other Services......  Management

Item 21. Brokerage Allocation and Other Practices....  Brokerage

Item 22. Tax Status..................................  Certain Federal Income
                                                       Tax Considerations

Item 23. Financial Statements........................  Financial Statements


Subject to completion, dated August 17, 2001.


                                 PROSPECTUS
                                 [ ] Shares
                   ADVANTAGE ADVISERS MULTI-SECTOR FUND I
                       Shares of Beneficial Interest
                              $25.00 per Share

         Advantage Advisers Multi-Sector Fund I (the "Fund") is a newly organized, closed-end non-diversified management investment company. The Fund's investment objective is to seek capital appreciation while managing risk through the use of a multi-strategy hedged equity investment program. There is no assurance that the Fund will achieve its investment objective and the Fund's investment practices involve substantial risk.

         The Fund pursues its investment objective by allocating its assets across various industry sectors. Advantage Advisers, L.L.C., which is a newly formed Delaware limited liability company ultimately controlled by CIBC World Markets Corp., serves as investment adviser to the Fund (the "Investment Adviser"). The Investment Adviser will allocate the Fund's investable assets among three separate investment accounts of the Fund (each, a "Separate Investment Account"), which will in turn be managed by one or more separate portfolio managers (each a "Portfolio Manager"). The assets of each Separate Investment Account will be invested primarily in the equity securities of public companies in one of the following three sectors: banking/financial services, healthcare/biotechnology and technology. The Investment Adviser intends to allocate approximately equal amounts of the Fund's assets to each Separate Investment Account.

                     (continued on the following page)

                               --------------

         These are speculative securities. You should invest only if you can afford a complete loss of your investment. See "Risk Factors" beginning on page 7.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

===============================================================================
                                                                        Total
-------------------------------------------------------------------------------
Offering Amount..............................................           $[ ]
-------------------------------------------------------------------------------
Sales Load (1)...............................................           $[ ]
-------------------------------------------------------------------------------
Proceeds to the Fund.........................................           $[ ]
===============================================================================
(1) The minimum investment in the Fund is $25,000. The offering price per share for purchases of less than $100,000 will be $25.00, which includes a sales load of $1.25. The offering price per share for purchases of $100,000 or more, but less than $250,000, will be $24.75, which includes a sales load per share of $1.00. The offering price per share for purchases of $250,000 or more, but less than $500,000, will be $24.50, which includes a sales load per share of $0.75. The offering price per share for purchases of $500,000 or more, but less than $1 million, will be $24.25, which includes a sales load per share of $0.50. The offering price per share for purchases of $1 million or more, will be $24.00, which includes a sales load per share of $0.25.

         CIBC World Markets Corp. acts as the principal distributor of the Fund's shares on a best efforts basis. CIBC World Markets may contract with unaffiliated brokers or dealers or other financial intermediaries to act as selling agents for the Fund. The Fund reserves the right to withdraw, cancel or modify the offering and to reject any subscription for shares in whole or in part. Payments for shares transmitted to the Fund prior to the closing date will be deposited in an escrow account at [PNC Bank, Delaware]. The offering will not be closed until the Fund receives minimum proceeds of $[ ]. The offering will terminate on [ ], 2001, subject to extension. The Fund will pay an ongoing shareholder servicing fee to each broker or dealer that has entered into a shareholder servicing agreement with the Fund at the annual rate of 0.25% of the daily net asset value of the outstanding shares owned by customers of such brokers or dealers. The Investment Adviser will pay additional ongoing service compensation out of its own assets, not the assets of the Fund, to each broker or dealer whose customers own shares at the annual rate of 0.25% of the daily net asset value of the outstanding shares owned by such customers. The Fund will pay organizational and offering expenses estimated at $[ ] from the proceeds of the offering. See "The Offering." In order to provide a limited degree of liquidity to shareholders, the Fund will make quarterly offers to repurchase 5%-25% of the outstanding shares at their net asset value. Tendering shareholders may not have all of their tendered shares repurchased by the Fund. The Fund intends to complete its first quarterly repurchase offer in March, 2002. See "Repurchase Offers."

                               --------------
Dated  [         ], 2001



The Fund's shares will not be listed on any securities exchange, and there is no assurance that any secondary market will develop for the Fund's shares. The Fund's shares will be subject to transfer restrictions, including that the shares must be held in the investor's account with a broker or dealer that has entered into a shareholder servicing agreement with the Fund and may only be transferred to persons who are Qualified Investors (as defined herein) and hold the shares with a broker or dealer that has entered into a shareholder servicing agreement with the Fund. Investors may not be able to sell their shares. If an investor attempts to transfer shares to someone who is not a Qualified Investor or to an account with a broker or dealer that has not entered into a shareholder servicing agreement with the Fund, the transfer will not be permitted. See "Investor Qualifications and Transfer Restrictions."

         The Fund intends to conduct additional sales of shares at their net asset value to Qualified Investors. The number of shares initially made available for sale will be approximately the same as the number of shares repurchased by the Fund in its prior quarterly repurchase offer. In the Board's discretion, the Fund may thereafter increase the amount of shares available for sale and the frequency of the sales. It is expected that such sales will be conducted on a quarterly basis beginning in March 2002 and that, at some time in 2002, the Fund will begin offering additional shares on a monthly basis.

         The Fund will pay the Investment Adviser a management fee computed at the annual rate of 1.25% of the Fund's daily net assets and incentive fees ("Incentive Fees") generally equal to 20% of each Separate Investment Account's net profit (which includes unrealized gains), subject to reduction for prior period losses of that Separate Investment Account that have not previously been offset against net profits. Investors should be aware that Incentive Fees will be calculated and paid based on the separate investment performance of each Separate Investment Account and not on the investment performance of the Fund as a whole. The Incentive Fee structure presents risks that are not present in investment funds without incentive fees. See "Risk Factors--Incentive Fees." The overall fee rates applicable to the Fund will be similar to those of private investment funds, including hedged-equity funds, but significantly higher than those of most other registered investment companies. See "Fees and Expenses--Management Fee" and "--Incentive Fees."

         Shares are offered only to investors who have a net worth of more than $1.5 million (if a natural person, together with assets held jointly with spouse). The minimum initial investment is $25,000.

                               --------------

         This prospectus concisely provides the information that a prospective investor should know about the Fund before investing, including information about the risks of investing in the Fund. You are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information ("SAI") dated [ ], 2001, has been filed with the Securities and Exchange Commission. The SAI is available upon request and without charge by writing the Fund at the address above or by calling [ ]. The SAI is incorporated by reference into this prospectus in its entirety. The table of contents of the SAI appears on page [ ] of this prospectus. The SAI, and other information about the Fund, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

         Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, Canadian Imperial Bank of Commerce or any other bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.



                                 FEE TABLE

Shareholder Transaction Expenses
      Sales load (as a percentage of offering price) (1)...............  5.00%
      Automatic reinvestment plan fees..................................   None
      Maximum redemption fee............................................   None

Annual Expenses (as a percentage of net assets attributable to shares)
        Management fee..................................................  1.25%


        Incentive fee..............Generally, the sum of 20% of each Separate
                                   Investment Account's respective net profit
                                   (which includes unrealized gains) for the
                                   fiscal period.
       Shareholder servicing fee........................................  0.25%

        Other expenses (2)..............................................   [ ]%

        Total annual expenses (excluding incentive fees)................   [ ]%
-------------------
(1) The sales load is subject to reduction for certain purchases of $100,000 or more as set forth in the following table:

                            Amount of Per Share
                            Shares Purchased                       Sales Load
                            ----------------                       ----------
                  $25,000 but less than $100,000                      $1.25
                  $100,000 but less than $250,000                     $1.00
                  $250,000 but less than $500,000                     $0.75
                  $500,000 but less than $1 million                   $0.50
                  $1 million or more                                  $0.25

(2) "Other expenses" include among other things, administration fees, legal fees, the independent auditor's fees, printing costs and fees payable to the Independent Trustees.

The purpose of the above table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The annual "Other expenses" shown above are estimated, based on net assets of the Fund of $[ ] million. The Fund will also pay [organizational] and offering expenses estimated to be $[ ], which will be charged to the Fund's capital at commencement of operations and are not included in "Total annual expenses" above.

Example                                   1 Year   3 Years   5 Years  10 Years
-------                                   -------  --------  -------- --------
You would pay the following
expenses on a $1,000 investment,
assuming a 5% annual return:              $[  ]   $[   ]    $ [  ]   $ [  ]

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown in the example. For a more complete description of the various costs and expenses, see "Fees and Expenses." Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. [The Fund's organizational and offering expenses are not reflected in the example.]

The example includes the payment of Incentive Fees and assumes that the annual return of each Separate Investment Account is 5%. Incentive Fees are calculated based on each Separate Investment Account's net profit, which is equal to the net realized and unrealized gains or losses and net investment income or loss for the fiscal period, subject to reduction for prior realized and unrealized losses that have not previously been offset against net profits. As a result, the dollar amounts in the example could be significantly higher if the Fund's actual rate of return exceeds 5% or if the Fund's return is earned disproportionately across the respective Separate Investment Accounts.



                             TABLE OF CONTENTS


PROSPECTUS SUMMARY............................................................1
------------------

RISK FACTORS..................................................................8
------------

THE FUND.....................................................................15
--------

USE OF PROCEEDS..............................................................15
---------------

INVESTMENT STRUCTURE.........................................................15
--------------------

INVESTMENT PROGRAM...........................................................16
------------------

MANAGEMENT OF THE FUND.......................................................20
----------------------

POTENTIAL CONFLICTS OF INTEREST..............................................22
-------------------------------

DESCRIPTION OF SHARES........................................................23
---------------------

FEES AND EXPENSES............................................................25
-----------------

THE OFFERING.................................................................27
------------

REPURCHASE OFFERS............................................................27
-----------------

CALCULATION OF NET ASSET VALUE...............................................30
------------------------------

INVESTOR QUALIFICATIONS AND TRANSFER RESTRICTIONS............................31
-------------------------------------------------

DISTRIBUTION POLICY..........................................................32
-------------------

GENERAL INFORMATION..........................................................32
-------------------

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION.....................33
--------------------------------------------------------



                             PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus.

The Fund                                    Advantage Advisers
                                            Multi-Sector Fund I (the
                                            "Fund") is a recently formed
                                            Delaware business trust that is
                                            registered under the Investment
                                            Company Act of 1940, as amended
                                            (the "1940 Act"), as a
                                            closed-end, non-diversified,
                                            management investment company.

                                            The Fund is a specialized
                                            investment vehicle that is
                                            similar in certain respects to
                                            an unregistered private
                                            investment partnership as (i)
                                            the Fund's portfolio
                                            investments may be more
                                            actively managed than most
                                            other investment companies;
                                            (ii) shares of the Fund are
                                            sold in comparatively large
                                            minimum denominations to high
                                            net worth individuals and
                                            institutional investors;
                                            (iii) investors will be subject
                                            to both asset-based and
                                            performance-based fees in
                                            connection with the Fund's
                                            activities; and (iv) shares of
                                            the Fund are not freely
                                            transferable and should be
                                            considered illiquid.

Investment Program                          The Fund's investment objective
                                            is to seek capital appreciation
                                            while managing risk through the
                                            use of a multi-strategy hedged
                                            equity investment program. The
                                            term "hedged equity," when used
                                            in this context, means the use
                                            by a Portfolio Manager (as defined
                                            below) of a combination of
                                            securities positions held "long"
                                            as well as a variety of other
                                            investment techniques and
                                            instruments, including but not
                                            limited to short selling, put
                                            and call options on securities
                                            and securities indices, swaps,
                                            swaptions, forward contracts
                                            and leverage, in an effort to
                                            enhance the potential for
                                            capital appreciation while
                                            attempting to preserve capital
                                            in, and profit from, adverse or
                                            volatile market conditions. The
                                            Fund intends to pursue this
                                            objective by investing
                                            primarily in securities of
                                            issuers in three sectors,
                                            banking/financial services,
                                            healthcare/ biotechnology and
                                            technology. Until otherwise
                                            determined by the Fund's Board
                                            of Trustees (the "Board" and
                                            each member, a "Trustee"), the
                                            Fund will pursue its investment
                                            program by allocating its net
                                            assets among three separate
                                            accounts (each, a "Separate
                                            Investment Account"). See
                                            "Investment Structure."

                                            The Fund's investment adviser
                                            ("Investment Adviser") is
                                            Advantage Advisers, L.L.C., a
                                            newly formed Delaware limited
                                            liability company. The
                                            Investment Adviser is, or will
                                            be prior to the commencement of
                                            the Fund's operations,
                                            registered as an investment
                                            adviser under the Investment
                                            Advisers Act of 1940, as
                                            amended (the "Advisers Act").
                                            The Investment Adviser will
                                            oversee the activities and
                                            performance of the Portfolio
                                            Managers pursuant to an
                                            investment advisory agreement
                                            ("Investment Advisory
                                            Agreement") with the Fund. Each
                                            Separate Investment Account
                                            will be managed by one or more
                                            persons associated with various
                                            investment management firms
                                            that are non-managing members
                                            of the Investment Adviser,
                                            acting on behalf of the
                                            Investment Adviser and under
                                            the supervision of personnel of
                                            CIBC World Markets (each such
                                            person or group of associated
                                            persons, a "Portfolio
                                            Manager"). Portfolio Managers
                                            have been selected based on
                                            their experience and expertise
                                            in particular sectors and
                                            investment strategies.

                                            Initially, the Portfolio
                                            Managers will be persons from
                                            the following investment
                                            management firms:

                                            o   KBW Asset Management, Inc.,
                                                an affiliate of Keefe,
                                                Bruyette & Woods, Inc.,
                                                will be responsible for
                                                managing the
                                                banking/financial services
                                                Separate Investment
                                                Account.

                                            o   Kilkenny Capital
                                                Management, L.L.C., will be
                                                responsible for managing
                                                the
                                                healthcare/biotechnology
                                                Separate Investment
                                                Account.

                                            o   CIBC World Markets Asset
                                                Management Division will be
                                                responsible for managing
                                                the technology Separate
                                                Investment Account.

                                            Portfolio Managers, in managing
                                            the assets of the Separate
                                            Investment Accounts, will
                                            employ investment strategies
                                            that are substantially similar
                                            to those they use in managing
                                            the assets of client accounts
                                            of the investment management
                                            firms with which they are
                                            associated. Additional
                                            information about the Portfolio
                                            Managers may be found under the
                                            heading "Management of the
                                            Fund--Portfolio Managers."
                                            Certain historical performance
                                            information regarding other
                                            accounts managed by the
                                            Portfolio Managers is set forth
                                            in Appendices B-D.

                                            The Investment Adviser
                                            considers the Portfolio
                                            Managers to be specialists in
                                            the sector in which they will
                                            invest. Portfolio Managers have
                                            each, in the judgment of the
                                            Investment Adviser, shown the
                                            ability to achieve superior
                                            results within their respective
                                            sectors and using their
                                            respective investment
                                            strategies. The Investment
                                            Adviser believes that the
                                            blending of investment
                                            strategies across sectors can
                                            be used to achieve more
                                            consistent returns with a
                                            reduction of risk and
                                            volatility.

                                            The Investment Adviser intends
                                            initially to allocate one-third
                                            of the Fund's assets available
                                            for investment to each Separate
                                            Investment Account. The portion
                                            of the Fund's total assets
                                            represented by a particular
                                            Separate Investment Account
                                            will change over time as a
                                            result of the Fund's investment
                                            operations. The Investment
                                            Adviser will rebalance (to
                                            one-third each) the Separate
                                            Investment Accounts at each
                                            fiscal year end. Capital flows
                                            into and out of the Fund
                                            occurring between the Fund's
                                            fiscal year ends will be
                                            credited or debited, as the
                                            case may be, pro rata to each
                                            Separate Investment Account.
                                            See "Investment Program."

                                            The Investment Adviser will
                                            oversee the activities and
                                            performance of the Portfolio
                                            Managers. The Investment
                                            Adviser with the approval of
                                            the Board, may remove Portfolio
                                            Managers. The Investment
                                            Adviser may appoint additional
                                            Portfolio Managers not
                                            associated with the initial
                                            investment management firms
                                            with (i) the approval of the
                                            Board and (ii) either (a) the
                                            approval of a majority of the
                                            outstanding voting securities
                                            of the Fund, as defined by the
                                            1940 Act or (b) relief from the
                                            Securities and Exchange
                                            Commission allowing the
                                            Investment Adviser to appoint
                                            new Portfolio Managers without
                                            the approval of shareholders.

                                            In providing services to the
                                            Fund, the Investment Adviser
                                            relies on personnel of CIBC
                                            World Markets, to select
                                            Portfolio Managers and to
                                            supervise the Portfolio
                                            Managers. They evaluate
                                            Portfolio Managers based on
                                            their experience and expertise
                                            in a particular investment
                                            strategy. CIBC World Markets
                                            and its predecessor entities
                                            (and their affiliates) have
                                            managed hedged equity
                                            investment products with
                                            investment strategies similar
                                            to the Fund's since 1984. As of
                                            [ ], 2001, CIBC World Markets
                                            and its affiliates managed [ ]
                                            billion in single manager and
                                            multi-manager private
                                            investment funds, including a
                                            variety of hedged equity
                                            investment products.

                                            In managing Separate Investment
                                            Accounts, Portfolio Managers
                                            may utilize the proprietary
                                            investment research of other
                                            investment firms and/or
                                            fundamental analysis of company
                                            financial data in seeking to
                                            identify attractive investment
                                            opportunities for the Fund. The
                                            research process may involve
                                            company visits, use of
                                            valuation models, review and
                                            analysis of published research,
                                            and discussions with industry
                                            sources.

                                            No assurance can be given that
                                            the Fund will achieve its
                                            investment objective.

Management                                  The Board has overall
                                            responsibility for the
                                            management and supervision of
                                            the operations of the Fund. The
                                            Trustees currently serving on
                                            the Board have been elected by
                                            the initial shareholder of the
                                            Fund (who is affiliated with
                                            CIBC World Markets). Any
                                            vacancy in the Board may be
                                            filled by the remaining
                                            Trustees, or, if required by
                                            the 1940 Act, by a vote of a
                                            plurality of the votes cast at
                                            a meeting of shareholders. See
                                            "Description of Shares."

Fees Payable to the Investment Adviser      The Fund will pay to the
                                            Investment Adviser a management
                                            fee computed at the annual rate
                                            of 1.25% of the Fund's daily
                                            net assets. The Investment
                                            Adviser also will be entitled
                                            to Incentive Fees based on each
                                            Separate Investment Account's
                                            individual investment
                                            performance. Incentive Fees
                                            payable to the Investment
                                            Adviser will be an amount equal
                                            to 20% of each respective
                                            Separate Investment Account's
                                            net profit for a fiscal period
                                            (which includes unrealized
                                            gains), subject to reduction
                                            for prior period losses of that
                                            Separate Investment Account
                                            that have not previously been
                                            offset against net profits.
                                            Incentive Fees, if any, will be
                                            paid to the Investment Adviser
                                            promptly after the end of each
                                            fiscal period. For purposes of
                                            determining Incentive Fees,
                                            "fiscal period" will normally
                                            be the fiscal year, except
                                            that, whenever the assets of a
                                            Separate Investment Account are
                                            reduced as a result of net
                                            share repurchases, the period
                                            of time from the last fiscal
                                            period end through that date
                                            will constitute a fiscal
                                            period. In such event, only
                                            that portion of the accrued
                                            Incentive Fee that is
                                            attributable to the net profits
                                            of the portion of the Separate
                                            Investment Account's assets
                                            withdrawn by the Fund to fund
                                            repurchase requests will be
                                            paid to the Investment Adviser
                                            for such fiscal period.

                                            The Fund's Incentive Fee
                                            structure presents certain
                                            risks that are not present in
                                            investment funds without
                                            incentive fees or in investment
                                            funds where the incentive fee
                                            is determined on the overall
                                            performance of the fund. The
                                            fee rates applicable to the
                                            Fund are similar to those of
                                            other private investment funds,
                                            including hedged-equity funds,
                                            but significantly higher than
                                            those of most other registered
                                            investment companies. In
                                            addition, the Investment
                                            Adviser will be paid an
                                            Incentive Fee for a fiscal
                                            period if one or more Separate
                                            Investment Accounts has
                                            positive investment
                                            performance, even if the Fund's
                                            overall performance for that
                                            period is negative. See "Risk
                                            Factors--Incentive Fees" and
                                            "Fees and Expenses--Incentive
                                            Fees."

Other Fees and Expenses                     The Fund intends to pay
                                            compensation to selected
                                            brokers and dealers that hold
                                            shares for their customers at
                                            the annual rate of 0.25% of the
                                            daily value of outstanding
                                            shares held by such brokers and
                                            dealers for their customers.
                                            The Fund will pay PFPC Inc. a
                                            fee for certain transfer
                                            agency, administration,
                                            custodial, accounting and
                                            investor services provided to
                                            the Fund that is not
                                            anticipated to exceed [ ]%
                                            (annualized) of the Fund's net
                                            assets. The Fund will bear all
                                            other expenses incurred in its
                                            business and operations, other
                                            than those specifically
                                            required to be borne by the
                                            Investment Adviser or CIBC
                                            World Markets.

The Offering                                The Fund is offering up to [ ]
                                            shares of beneficial interest
                                            at $25.00 per share through
                                            CIBC World Markets. An investor
                                            must purchase at least 1,000
                                            shares ($25,000). Investors
                                            will be subject to a sales
                                            charge of up to $1.25 per
                                            share. The per share purchase
                                            price and sales charge will be
                                            reduced for purchases of
                                            $100,000 or more.

                                            Each prospective investor will
                                            be required to complete,
                                            execute and deliver to the Fund
                                            an investor certification (see
                                            Appendix A). [Funds transmitted
                                            by prospective investors prior
                                            to the applicable closing date
                                            will be deposited in an
                                            interest bearing escrow account
                                            with [PNC Bank, Delaware], as
                                            "Escrow Agent," pending
                                            closing.] Any [checks] should
                                            be made payable to [Escrow
                                            Agent]. Organizational and
                                            offering costs of approximately
                                            $[ ] have been or will be
                                            incurred by the Fund. The
                                            offering will terminate on [ ],
                                            2001, unless extended to a date
                                            not later than [ ], 2002 by the
                                            Board. See "The Offering."

Distribution Policy                         Substantially all of any
                                            taxable net capital gain
                                            realized on investments will be
                                            paid to shareholders at least
                                            annually.

                                            Under the Fund's automatic
                                            reinvestment plan, dividends
                                            will be reinvested in
                                            additional shares of the Fund
                                            unless a shareholder "opts out"
                                            (elects not to participate).
                                            Shares will be issued under the
                                            plan at their net asset value
                                            on the ex-dividend date. There
                                            is no sales charge or other
                                            charge for reinvestment. The
                                            Fund reserves the right to
                                            suspend or limit the automatic
                                            reinvestment plan at any time.

Investor Qualifications                     Shares are offered only to
                                            investors who have a net worth
                                            of more than $1,500,000
                                            ("Qualified Investors"). Shares
                                            may be held only through CIBC
                                            World Markets or a broker or
                                            dealer that has entered into a
                                            shareholder servicing agreement
                                            with the Fund. Each selling
                                            agent will be required to enter
                                            into such an agreement. A
                                            prospective investor's broker
                                            or dealer will require a
                                            certification from the
                                            investor, before an investment
                                            in the Fund may be made, that
                                            the investor is a Qualified
                                            Investor and that the investor
                                            will not transfer shares except
                                            to a person who is a Qualified
                                            Investor and who will hold the
                                            shares through CIBC World
                                            Markets or a broker or dealer
                                            that has entered into a
                                            shareholder servicing agreement
                                            with the Fund. The form of
                                            investor certification that
                                            investors must sign is attached
                                            to this prospectus as Appendix
                                            A. Any attempt to transfer
                                            shares to someone who is not a
                                            Qualified Investor or to an
                                            account other than with CIBC
                                            World Markets or a broker or
                                            dealer that has not entered
                                            into such an agreement with the
                                            Fund will not be permitted and
                                            will be void. See "Investor
                                            Qualifications and Transfer
                                            Restrictions."

Investor Suitability                        An investment in the Fund
                                            involves a considerable amount
                                            of risk. Because it is possible
                                            that an investor may lose some
                                            or all of its investment, an
                                            investor should not invest in
                                            the Fund unless the investor
                                            can afford a total loss. Prior
                                            to making an investment
                                            decision, a prospective
                                            investor should (i) consider
                                            the suitability of this
                                            investment with respect to the
                                            investor's investment
                                            objectives and personal
                                            situation, (ii) consider
                                            factors such as personal net
                                            worth, income, age, risk
                                            tolerance and liquidity needs,
                                            and (iii) consult the
                                            investor's broker, dealer or
                                            other financial adviser to
                                            determine whether the
                                            investor's risk profile is
                                            suitable for this investment.

Special Investment Techniques               The Fund is authorized to use
                                            derivative instruments such as
                                            short selling, put and call
                                            options on securities and
                                            securities indices, swaps,
                                            swaptions and forward contracts
                                            to hedge portfolio risks, for
                                            cash management purposes or for
                                            non-hedging purposes, and may
                                            use leverage in pursuit of its
                                            investment objective.
                                            Derivatives employed may relate
                                            to a specific security or to
                                            the Fund's or any Separate
                                            Investment Account's portfolio
                                            as a whole.

Closed-End Structure                        The Fund has been organized as
                                            a closed-end management
                                            investment company. Closed-end
                                            funds differ from open-end
                                            management investment companies
                                            (commonly known as mutual
                                            funds) in that shareholders of
                                            a closed-end fund do not have
                                            the right to redeem their
                                            shares on a daily basis. In
                                            order to meet daily redemption
                                            requests, mutual funds are
                                            subject to more stringent
                                            regulatory limitations than the
                                            Fund, including that a mutual
                                            fund may not invest more than
                                            15% of its assets in illiquid
                                            securities.

Limited Liquidity/Transfer Restrictions     The Fund will not list its
                                            shares on any securities
                                            exchange, and there is no
                                            assurance that any secondary
                                            market will develop for the
                                            Fund's shares. Shares may be
                                            held only through CIBC World
                                            Markets or a broker or dealer
                                            that has entered into a
                                            shareholder servicing agreement
                                            with the Fund. You will not be
                                            able to redeem your shares on a
                                            daily basis because the Fund is
                                            a closed-end fund. In addition,
                                            the Fund's shares are subject
                                            to transfer restrictions that
                                            permit transfers only to
                                            persons who are Qualified
                                            Investors and who hold their
                                            shares through brokers or
                                            dealers that have entered into
                                            shareholder servicing
                                            agreements with the Fund.
                                            Brokers, dealers or the Fund
                                            may require substantial
                                            documentation in connection
                                            with a requested transfer of
                                            shares, and you should not
                                            expect that you will be able to
                                            transfer shares at all.
                                            Attempted transfers may require
                                            a substantial amount of time to
                                            effect. Shares of the Fund may
                                            not be exchanged for shares of
                                            any other fund. An investment
                                            in the Fund is suitable only
                                            for investors who can bear the
                                            risks associated with the
                                            limited liquidity of the shares
                                            and should be viewed as a
                                            long-term investment.

Quarterly Repurchase Offers                 In order to provide a limited
                                            degree of liquidity to
                                            shareholders, the Fund will
                                            conduct quarterly repurchase
                                            offers. The Fund will offer to
                                            repurchase 5% to 25% of its
                                            outstanding shares at their net
                                            asset value in the discretion
                                            of the Board of Trustees.
                                            Quarterly repurchase offers
                                            will commence at the end of
                                            March, 2002. Currently, the
                                            Fund intends to offer to
                                            repurchase 5% of its
                                            outstanding shares on or prior
                                            to the end of each of the first
                                            three calendar quarters of each
                                            year and 25% of its outstanding
                                            shares on or prior to each
                                            calendar year end. If the
                                            number of shares tendered for
                                            repurchase exceeds the number
                                            the Fund intends to repurchase,
                                            the Fund will repurchase shares
                                            on a pro-rata basis, and
                                            tendering shareholders will not
                                            have all of their tendered
                                            shares repurchased by the Fund.
                                            See "Repurchase Offers."

  Additional Sales of Shares                The Fund intends to conduct
                                            additional sales of its shares
                                            at their net asset value to
                                            investors who are Qualified
                                            Investors. Initially, the Fund
                                            expects that the number of
                                            shares available for sale will
                                            be approximately the same as
                                            the number of shares
                                            repurchased by the Fund in its
                                            prior quarterly repurchase
                                            offers that have not since been
                                            sold, subject to a minimum
                                            offering size determined by the
                                            Board. In the Board's
                                            discretion, the Fund may
                                            thereafter increase the amount
                                            of shares available for sale
                                            and the frequency of the sales.
                                            It is expected that such sales
                                            will be conducted on a
                                            quarterly basis beginning in
                                            March 2002 and that, at some
                                            time in 2002, the Fund will
                                            begin offering additional
                                            shares on a monthly basis. See
                                            "The Offering--Additional Sales
                                            of Shares."

Risk Factors                                An investment in the Fund
                                            involves a high degree of risk.
                                            These include the risks of:

                                            o   loss of capital

                                            o   investing in a fund that
                                                has no operating history

                                            o   investing in a fund whose
                                                investment adviser is newly
                                                organized

                                            o   investing in a fund with
                                                substantial assets invested
                                                in companies dependent on
                                                new technologies and
                                                scientific developments

                                            o   investing in a fund with
                                                substantial assets invested
                                                in banking/financial
                                                services companies

                                            o   investing in a fund with
                                                substantial assets invested
                                                in healthcare/biotechnology
                                                companies

                                            o   investing in illiquid
                                                securities of an unlisted
                                                closed-end fund

                                            o   investing in a fund with a
                                                portfolio turnover rate
                                                significantly higher than
                                                most other registered
                                                investment companies

                                            o   investing in a fund that
                                                may sell securities short

                                            o   investing in a fund that
                                                may use leverage

                                            o   investing in a fund that
                                                may use derivatives for
                                                hedging and non-hedging
                                                purposes

                                            o   investing in a fund that
                                                has investment advisers
                                                with conflicts of interest

                                            o   investing in a fund with
                                                significantly higher fees
                                                than most other registered
                                                investment companies that
                                                may pay incentive fees

                                            o   investing in a fund that may
                                                pay incentive fees

                                            Accordingly, the Fund should be
                                            considered a speculative
                                            investment, and you should
                                            invest in the Fund only if you
                                            can sustain a complete loss of
                                            your investment. See "Risk
                                            Factors."



                                RISK FACTORS

                  The Fund is a speculative investment and an investment in the Fund entails substantial risks. There can be no assurance that the Fund's investment objective will be achieved. In particular, the Fund's use of leverage, active trading, short selling and derivatives transactions, and its limited diversification can, in certain circumstances, result in significant losses to shareholders.

General

                  All securities investments risk the loss of capital. Investors may experience a significant decline in the value of their investment. The Fund should be considered a speculative investment. Investors should invest only if they can sustain a complete loss of their investment. To the extent that the Fund makes substantial investments in securities of a single issuer or issuers in a single industry sector, the risk of any investment decision is increased.

Stock Prices Fluctuate

                  Apart from the specific risks identified below, the Fund's investments may be negatively affected by the broad investment environment in the securities markets. That investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate. Investors may experience a significant decline in the value of their investment and could lose money. The Fund should be considered a speculative investment, and investors should invest in the Fund only if they can sustain a complete loss of their investment.

Investment in Healthcare/Biotechnology Companies

                  The Fund plans to invest a substantial portion of its assets in the securities of healthcare/bio- technology companies. The Fund's net asset value may be susceptible to factors affecting such industry and related industries and to greater risk and market fluctuation than the net asset value of a fund that invests in a broader range of portfolio securities. Investments in healthcare/biotechnology companies' securities face specific risks, which include:

                  o intensive government regulation, making these companies susceptible to changes in government policy and failures to secure, or unanticipated delays in securing, regulatory approvals;

                  o strict regulatory approval requirements for new products and drugs;

                  o intensive competition, including products that may quickly become obsolete;

                  o scarcity of management, technical, scientific, research and marketing personnel with appropriate training;

                  o intellectual property considerations, including the possibility of lawsuits related to patents and intellectual property;

                  o changing investor sentiments and preferences with regard to healthcare/biotechnology sector investments (which are generally perceived as risky);

                  o many such companies tend to be smaller companies with limited product lines and financial and managerial resources;

                  o less predictable returns, less publicly available information and little or no research by the investment community;

                  o reduced liquidity and a limited number of exchange listings or dealers willing to make a market;

                  o increased share price volatility because, in periods of investor uncertainty, investor sentiment may favor large, well-known companies over smaller, lesser-known companies; and

                  o reliance, in many cases, on one or two key individuals for management.

Investment in Banking/Financial Services Companies

                  The Fund plans to invest a substantial portion of its assets in the securities of companies engaged in the banking/financial services sector. The Fund's net asset value may be susceptible to factors affecting such sector and related sectors, and to greater risk and market fluctuation than the net asset value of a fund that invests in a broader range of portfolio securities. Banking/financial services companies are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a banking/financial services company can make, and the interest rates and fees it can charge. These limitations may have a significant impact on the profitability of a banking/financial services company since profitability is attributable, at least in part, to the company's ability to make financial commitments such as loans. Profitability of a banking/financial services company is largely dependent on the availability and cost of the company's funds, and can fluctuate significantly when interest rates change. The financial difficulties of borrowers can negatively impact the industry to the extent that borrowers may not be able to repay loans made by financial service companies. In addition, many factors affecting companies in such industries are generally beyond such companies' control such as the performance of the U.S. and foreign economies and stock markets and interest rates. Inflation, national and world politics, fiscal policy and current events, will each have a significant effect on such companies' securities performance.

                  Banking/financial services companies that are insurance companies may be subject to severe price competition, claims activity, marketing competition and general economic conditions. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes and other disasters. Life and health insurer profits may be affected by mortality risks and mortality rates. Individual insurance companies may be subject to material risks including inadequate reserve funds to pay claims and the inability to collect from the insurance companies that insure insurance companies, so-called reinsurance carriers.

Investment in Technology Companies

                  The Fund plans to invest a substantial portion of its assets in the equity securities of companies that rely significantly on technological events or advances in their product development, production or operations. The value of the Fund's shares may be susceptible to factors affecting technology and technology-related industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. Investments in technology companies' securities face specific risks, which include:

                  o many technology companies will have limited operating histories;

                  o rapidly changing technologies and products that may quickly become obsolete;

                  o exposure to a high degree of government regulation, making these companies susceptible to changes in government policy and failures to secure regulatory approvals;

                  o cyclical patterns in information technology spending which may result in inventory write-offs;

                  o scarcity of management, engineering and marketing personnel with appropriate technological training;

                  o isolated setbacks as such companies tend to be smaller companies with limited product lines and limited financial resources;

                  o reliance, in many cases, on one or two key individuals for management;

                  o        the possibility of lawsuits related to
                           technological patents and intellectual property;
                           and

                  o changing investor sentiments and preferences with regard to technology sector investments (which are generally perceived as risky).

Investments in Foreign Securities

                  The Fund may invest in the securities of foreign issuers. Foreign issuers are those that are tied economically to a foreign country. Investments in foreign securities face specific risks, which include: unfavorable changes in currency rates, exchange control regulations and the repatriation of capital; restrictions on, and costs associated with, the exchange of currencies; different accounting, auditing and financial standards and possibly less stringent reporting standards and requirements; increased market risk due to regional economic and political instability; securities markets which are less developed than in the U.S. and subject to a lesser degree of supervision and regulation; foreign withholding taxes; and increased potential for corrupt business practices in certain foreign countries.

Leverage; Borrowing

                  The Fund is authorized to borrow money for investment purposes and to meet repurchase requests. To the extent that the Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage were employed. If the Fund's investments decline in value, the loss will be magnified if the Fund has borrowed money to make its investments.

                  If the Fund does not generate sufficient cash flow from operations, it may not be able to repay borrowings, or it may be forced to sell investments at disadvantageous times to repay borrowings. The Fund's performance may be adversely affected if it is not able to repay borrowings (because of the continuing interest expense) or if it is forced to sell investments at disadvantageous times in order to repay borrowings. The Fund may elect to sell its more liquid assets first to repay borrowings, thus increasing its concentration in less liquid securities.

                  The 1940 Act provides that the Fund may not borrow for any purpose if, immediately after doing so, it will have an "asset coverage" of less than 300%. This could prevent the Fund from borrowing to fund the repurchase of shares. For this purpose, an "asset coverage" of 300% means that the Fund's total assets equal 300% of the total outstanding principal balance of indebtedness. The Fund also may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce its asset level below what is required by the 1940 Act or the Fund's borrowing arrangements.

                  The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the shareholders, and the terms of any borrowings may contain provisions that limit certain activities of the Fund. Payments of interest and fees incurred in connection with borrowings will increase the Fund's expense ratio and will reduce any income the Fund otherwise would have available. The Fund's obligation to make interest or principal payments on borrowings may prevent the Fund from taking advantage of attractive investment opportunities.

                  To obtain "leveraged" market exposure in certain investments and in an effort to increase the overall return to the Fund of various investments, the Fund may purchase options and other instruments that do not constitute "indebtedness" for purposes of the "asset coverage" requirement. These instruments nevertheless may involve significant economic leverage and therefore involve the risks of loss described herein. In some cases, the leverage may be significant with an associated significant risk of loss.

Use of Derivatives

                  The Fund is authorized to use derivative instruments to seek to hedge portfolio risk, for cash management purposes and for non-hedging purposes in pursuit of its investment objective of capital appreciation. Investing in derivative investments involves numerous risks. For example:

                  o the underlying investment or security might not perform in the manner that the Investment Adviser expects it to perform, which could make an effort to hedge unsuccessful;

                  o the company issuing the instrument may be unable to pay the amount due on the maturity of the instrument;

                  o certain derivative investments held by the Fund may trade only in the over-the-counter markets or not at all, and can be illiquid; and

                  o derivatives may change rapidly in value because of their inherent leverage.

All of this can mean that the Fund's net asset value may change more often and to a greater degree than it otherwise would. The Fund has no obligation to enter into any hedging transactions. Additional information regarding certain specific characteristics of certain derivative instruments that the Fund may utilize is set forth in the SAI under "Additional Investment Policies."

Short Selling

                  Short selling is a speculative investment technique that the Portfolio Managers may use with respect to a Separate Investment Account. It involves the selling a security or other asset that the Fund does not own coupled with the obligation to return such securities or other asset as a future date and involves the following additional risks:

                  o while the potential gain on a short sale is limited, the loss is theoretically unlimited;

                  o it can increase the effect of adverse price movements on the Fund's portfolio;

                  o the Fund may not be able to close out a short position at any particular time or at the desired price;

                  o the Fund may be subject to a "short squeeze" when other short sellers desire to replace a borrowed security at the same time as the Fund, thus increasing the price the Fund may have to pay for the security and causing the Fund to incur losses on the position;

                  o if the market for smaller capitalization or foreign companies becomes illiquid, the Fund may be unable to obtain securities to cover short positions; and

                  o certain foreign markets may limit the Fund's ability to short stocks.

Restricted and Illiquid Investments

Although each Portfolio Manager will invest primarily in publicly traded securities, the Fund may invest up to 15% of the value of its total assets (measured at the time of investment) in investments that are illiquid. These investments may include restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Restricted securities and illiquid investments involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. In addition, where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the Company's ability to sell such security under an effective registration statement. If, during such period, adverse market conditions were to develop, a less favorable price would be received by the Company. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board.

Limited Diversification

                  The Fund is a "non-diversified" investment company. Thus, there are relatively few limitations on the percentage of the Fund's assets that may be invested in the securities of any one issuer. To the extent that a relatively high percentage of the Fund's assets were invested in the securities of a limited number of issuers, some of which may be within the same industry, the Fund's investment portfolio will be more susceptible to any single economic, political or regulatory occurrence than the portfolio of a diversified investment company.

                  As a non-fundamental policy, the Fund intends to invest no more than 15% of the value of its total assets (unleveraged and measured at the time of investment) in the securities of any one issuer. This non-fundamental policy may be changed at any time in the future by the Board. In addition, while seeking desirable investments, the Fund may temporarily exceed this limitation subject to other applicable policies and procedures.

Reliance on Portfolio Managers

                  The Fund's ability to identify attractive investment opportunities is substantially dependent upon the Portfolio Managers. If one or more of them were to cease managing the Fund's assets, the Investment Adviser may not be able to find qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective. In addition, the loss of a Portfolio Manager will cause the Fund's investment allocation to be unbalanced across each sector until another Portfolio Manager can be appointed.

Incentive Fees

                  The right to Incentive Fees may give Portfolio Managers reason to select investments for the Fund that are riskier or more speculative than they would select if the Investment Adviser were paid only an asset-based management fee. In addition, the Investment Adviser may receive Incentive Fees for a fiscal period even if the Fund's overall investment performance for that fiscal period is negative provided that one or more Separate Investment Accounts has positive investment performance.

                  For purposes of determining Incentive Fees, "fiscal period" will normally be the fiscal year, except that, whenever the assets of a Separate Investment Account are reduced as a result of net share repurchases, the period of time from the last fiscal period end through that date will constitute a fiscal period.

                  Except as set forth below, the Fund will not accrue an Incentive Fee attributable to any Separate Investment Account unless that Separate Investment Account has fully recovered any cumulative losses from prior periods. However, the total amount of a Separate Investment Account's cumulative loss will be shared equally by all outstanding shares of the Fund. Thus, if after a loss is incurred, there are net additional sales of shares (including shares issued as a result of the reinvestment of dividends), the per-share amount (but not the dollar amount) of cumulative loss attributable to a Separate Investment Account will be reduced. These factors may reduce the benefit of the cumulative loss to existing shareholders or to a shareholder that does not reinvest distributions, and may result in a shareholder indirectly bearing a higher percentage Incentive Fee than the shareholder otherwise would.


Repurchase Offers

                  The Fund will offer to purchase only a small portion of its shares each quarter, and there is no guarantee that investors will be able to sell all of their shares that they desire to sell in any particular repurchase offer. If a repurchase offer is oversubscribed by shareholders, the Fund will repurchase only a pro rata portion of the shares tendered by each shareholder. The potential for pro-ration may cause some investors to tender more shares for repurchase than they wish to have repurchased.

                  The Fund's repurchase policy may have the effect of decreasing the size of the Fund over time from what it otherwise would have been. It may, therefore, force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase.

                  Incentive Fees are accrued as a liability of the Fund each day and so reduce the net asset value of all shares. The repurchase price received by an investor whose shares are repurchased in a quarterly repurchase offer will therefore reflect an accrual for the Incentive Fee if any Separate Investment Account has experienced an increase in net assets due to investment operations from the beginning of the fiscal period through the date of repurchase. However, that Incentive Fee accrual may subsequently be reversed if the Separate Investment Account's performance declines. No adjustment to a repurchase price will be made after it has been fixed.

                  In addition, if the total number of shares repurchased in a repurchase offer results in the Fund reducing the assets of each Separate Investment Account to fund repurchases (thus, resulting in the closing of a fiscal period), the Investment Adviser will receive an Incentive Fee payment if any Separate Investment Account has a cumulative net profit for that fiscal period (in proportion to the amount of assets so reduced from that Separate Investment Account). Thus, the Fund's repurchase policy may have the effect of causing the Investment Adviser to receive Incentive Fee payments in any fiscal year that it might not have otherwise earned. See "Repurchase Offers--Consequences of Repurchase Offers."

Lack of Operating History

                  The Fund and the Investment Adviser are each recently formed and have no operating history upon which investors can evaluate their respective performances. However, CIBC World Markets and the Portfolio Managers each have substantial experience in managing investment portfolios, including hedged equity portfolios. The Portfolio Managers manage investment funds and accounts that have investment programs that are substantially similar to the investment programs they will pursue for the Fund. See "Management of the Fund."

Liquidity Risks

                  The Fund will not list its shares on any securities exchange, and there is no assurance that any secondary market will develop for the Fund's shares. Shares may be held only through CIBC World Markets or a broker or dealer that has entered into a shareholder servicing agreement with the Fund. Shareholders will be unable to redeem shares on a daily basis because the Fund is a closed-end fund. In addition, the shares are subject to transfer restrictions that permit transfers only to persons who are Qualified Investors and who hold their shares through brokers or dealers that have entered into shareholder servicing agreements with the Fund. Brokers, dealers or the Fund may require substantial documentation in connection with a requested transfer of shares, and shareholders should not expect that they will be able to transfer shares at all. Attempted transfers may require a substantial amount of time to effect. Shares of the Fund may not be exchanged for shares of any other fund. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Shares will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund will offer to periodically repurchase shares, a shareholder may not be able to liquidate its investment in the Fund within a time frame suitable to that shareholder. See "Repurchase Offers."

Active Management of Portfolio

                  The Fund's investment program emphasizes active management of the Fund's portfolio. Consequently, the Fund's portfolio turnover and brokerage commission expenses are expected to be high. Although the Fund cannot accurately predict its portfolio turnover, the Investment Adviser generally expects that the Fund's portfolio turnover rate will significantly exceed that of other registered investment companies. A high turnover rate may also result in the realization of capital gains, including short-term gains which will be taxable to the shareholders as ordinary income.

Banking Regulation

                  CIBC World Markets is an affiliate of Canadian
Imperial Bank of Commerce and, as such, is subject to certain U.S. and Canadian banking laws, including the Bank Holding Company Act, and to regulation by the Federal Reserve of the United States. These banking laws, rules, regulations and guidelines and the interpretation and administration thereof by the staff of the regulatory agencies restrict the transactions between CIBC World Markets and its affiliates, on the one hand, and the Fund, on the other hand, and may restrict the investment transactions of the Fund. Additional information regarding certain banking regulations is provided in the SAI under "Additional Investment Policies--Banking Regulation/Restrictions."

Special Risks of Multi-Manager Structure

                  The Investment Adviser will receive Incentive Fees that will be based, in part, on the investment performance of each Separate Investment Account irrespective of the performance of any other Separate Investment Account or the investment performance of the Fund as a whole. Thus, the Investment Adviser may receive Incentive Fees in any year (or fiscal period) in the event one or more of the Separate Investment Accounts has positive investment return even if the Fund's overall investment return is negative.

                  The Fund's investment decisions are made by the Portfolio Managers of each Separate Investment Account such decisions are, for the most part, made independently of Portfolio Managers of the other Separate Investment Accounts. [At any particular time, one Portfolio Manager may be purchasing shares of an issuer whose shares are being sold by another Portfolio Manager.] Consequently, the Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.] In addition, a loss resulting from the sale of a security by one Portfolio Manager may be disallowed for federal income tax purposes under the "wash sale" rule if such security is purchased by another Portfolio Manager within a certain period of time after such sale.

Conflicts of Interest

                  The Investment Adviser, the Portfolio Managers and their associated investment management firms, or their respective affiliates, provide investment management and other services to various entities. Each of the foregoing may also carry on substantial investment activities for their own accounts and for other accounts (collectively, "Other Accounts"). The Fund has no interest in these activities. As a result of the foregoing, the persons that manage the Separate Investment Accounts and their associated investment management firms and their affiliates will be engaged in substantial activities other than on behalf of the Investment Adviser and the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time to the management of the Fund's investments as in their judgment is necessary and appropriate.

                  There may be circumstances under which the Investment Adviser or the Portfolio Managers or their associated portfolio investment management firms will cause one or more of their Other Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Investment Adviser will commit the Fund's assets. There also may be circumstances under which the Investment Adviser or the Portfolio Managers or their associated investment management firms will consider participation by their Other Accounts in investment opportunities in which the Investment Adviser or the Portfolio Manager does not intend to invest on behalf of the Fund, or vice versa. In addition, the portfolio investment management firms may receive research products and services in connection with the brokerage services that the Investment Adviser and its affiliates may provide from time to time to one or more Other Accounts or to the Fund. See "Potential Conflicts of Interest" and, in the SAI, "Additional Potential Conflicts of Interest" and "Brokerage."

                  To the extent that it determines that such activities are consistent with applicable law, CIBC World Markets or its affiliates may act as financial adviser or lender to the Fund's portfolio companies or to affiliates of the portfolio companies. In providing advisory and financial services, CIBC World Markets or its affiliates may take actions, including without limitation restructuring, foreclosure, requiring additional collateral, charging significant fees and interest, placing the issuer in bankruptcy, or demanding payment on a loan guarantee, that may be contrary to the interests of the Fund.

                                  THE FUND

                  Advantage Advisers Multi-Sector Fund I is registered under the 1940 Act as a non-diversified, closed-end management investment company. The Fund was organized under an agreement and declaration of trust ("Declaration of Trust") on August 14, 2001 in the State of Delaware, and has no operating history. The Fund's principal office is located at One World Financial Center, 31st Floor, 200 Liberty Street, New York, New York 10281, and its telephone number is [ ]. Advantage Advisers, L.L.C. is responsible for the Fund's investment activities pursuant to an investment advisory agreement with the Fund (the "Investment Advisory Agreement"). Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve as the Trustees of the Fund. See "Board of Trustees" in the SAI.

                              USE OF PROCEEDS

                  The Fund expects that the proceeds from the offering of shares, excluding the amount of any sales charge paid by investors and net of the Fund's ongoing fees and expenses, will be used to implement the Fund's investment program and objectives as soon as practicable, consistent with market conditions, after receipt of such proceeds by the Fund, but in any event no later than [ ], 2002.

                            INVESTMENT STRUCTURE

                  The Fund is a specialized investment vehicle that combines certain of the features of a private investment partnership with those of a closed-end investment company that is offered to the public. Private investment partnerships are unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations (typically between $250,000 and $1 million) through private placements to a limited number of high net worth individual and institutional investors. The general partners of these partnerships are typically compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts whose shares are offered to the public under the Securities Act of 1933, as amended (the "1933 Act"), and that usually are managed more conservatively than most private investment partnerships, subject to relatively modest minimum investment requirements (often less than $2,000) and publicly offered to a broad range of investors. The investment advisers to these companies are typically compensated through asset-based (but not performance-based) fees.

                  The Fund is similar to a private investment partnership in that its investment portfolio may be more actively managed than most other investment companies and shares will be sold in comparatively large minimum denominations ($25,000) solely to qualified high net worth individual and institutional investors, whose investment will be subject to both asset-based and performance-based fees. However, the Fund, like other closed-end investment companies, has registered as an investment company under the 1940 Act and has registered its offering of shares under the 1933 Act in order to offer its shares to the public. This permits a larger number of investors that have a higher tolerance for investment risk to participate in its hedged-equity investment program without making the more substantial minimum capital commitment that is required by most private investment partnerships.

                  To facilitate the Fund's investment program under which various Portfolio Managers will be assigned responsibility for managing separate, designated portions of the Fund's assets, the Fund will establish a Separate Investment Account for each Portfolio Manager. Initially, the Fund will establish three Separate Investment Accounts.

                             INVESTMENT PROGRAM

Investment Objective

                  The Fund's investment objective is to seek capital appreciation while managing risk through the use of a multi-strategy hedged-equity investment program. The term "hedged equity," when used in this context, means the use by a Portfolio Manager of a combination of securities positions held "long" as well as a variety of other investment techniques and instruments, including but not limited to short selling, put and call options on securities and securities indices, swaps, swaptions, forward contracts and leverage, in an effort to enhance the potential for capital appreciation while attempting to preserve capital in, and profit from, adverse or volatile market conditions.

                  No assurance can be given that the Fund will achieve its investment objective.

Investment Strategy

                  The Investment Adviser will oversee the activities and performance of the Portfolio Managers pursuant to the Investment Advisory Agreement. Advantage Advisers, Inc., a [Delaware] corporation wholly-owned by CIBC World Markets, is the managing member of the Investment Adviser and the investment management firms with which Portfolio Managers are associated are non-managing members of the Investment Adviser. In providing services to the Fund, the Investment Adviser relies on personnel of CIBC World Markets, to select Portfolio Managers and to supervise the Portfolio Managers. Such personnel evaluate Portfolio Managers based on their experience and expertise in a particular investment strategy.

                  The Investment Adviser considers the Portfolio Managers to be specialists in the sectors in which they will invest. The Portfolio Managers have each, in the judgment of the Investment Adviser, shown the ability to achieve superior results in their sectors and within their particular investment strategies. However, history shows that no one particular investment sectors or strategy produces consistent or above average total return results, either on an absolute or relative basis, over all phases of a cycle in the equity market. Although a particular investment strategy may not achieve above average performance over any given period within a cycle, the Investment Adviser believes that the blending of investment strategies across sectors can be used to achieve more consistent returns with a reduction of risk and volatility.

                  The Investment Adviser intends initially to invest one-third of the Fund's assets available for investment to each Separate Investment Account. The portion of the Fund's total assets represented by a particular Separate Investment Account will change over time as a result of the Fund's investment operations. The Investment Adviser will only rebalance (to one-third each) the Separate Investment Accounts at each fiscal year end. Capital inflows (through additional sales of shares and dividend reinvestments) and capital outflows (through share repurchases) occurring between the Fund's fiscal year ends will be credited or debited, as the case may be, pro rata (or one-third each) to each Separate Investment Account.

                  In managing the investments of the Fund, the Portfolio Managers may utilize the proprietary investment research of other investment firms and/or fundamental analysis of company financial data in seeking to identify attractive investment opportunities. The research process may involve company visits, use of valuation models, review and analysis of published research, and discussions with industry sources. The research process may also involve direct contact with the management of the companies in which the Fund invests, augmented where necessary by contacts with competitors, suppliers or end users of relevant products. Certain Portfolio Managers may use information provided by specialized research firms or regional brokerage companies in order to become more knowledgeable about particular industries and geographic areas. In addition, brokerage firm analysts may be used as either research backup or company specialists, trade publications and industry sources will be studied on a regular basis. Finally, the network of investment managers and analysts with which the Investment Adviser, the investment management firms and their respective personnel that are Portfolio Managers have become acquainted during the years in which they have worked as asset managers may be utilized as informal sources of information.

                  The Fund's investment program emphasizes active management of the Fund's portfolio. Consequently, the Fund's portfolio turnover and brokerage commission expenses may significantly exceed those of other registered investment companies. Additionally, a high portfolio turnover rate may result in the realization of capital gains, including short-term gains which will be taxable to shareholders as ordinary income. Nevertheless, the tax implications of the Fund's active trading style generally will not be a factor in the management of the Fund's portfolio. The rebalancing of the assets allocated to each Separate Investment Account will also have the effect of increasing the Fund's portfolio turnover.

                  Under normal market conditions, the Fund will principally invest its assets in the equity or equity related securities of U.S. and non-U.S. issuers in the banking/financial services, healthcare/biotechnology and technology sectors. During periods of adverse market conditions in any of such sectors, or in the equity securities market generally, the Fund and each Separate Investment Account may temporarily reduce the Fund's exposure to securities of issuers in such sectors or invest the Fund's assets in high quality fixed-income securities, including money market instruments, or hold its assets in cash. The Fund may also invest in money market instruments or hold cash for liquidity purposes to meet repurchase requests or otherwise.

                  The securities in which the Fund invests typically are traded on nationally and internationally recognized securities exchanges or liquid over-the-counter markets. Depending upon market conditions and the availability of suitable investment opportunities, the Fund may utilize leverage in pursuing its investment objective. Leverage is the practice of borrowing money to purchase investments, which the Fund may do by purchasing securities on margin, borrowing from a bank or entering into reverse repurchase agreements. Equity securities in which the Fund invests may include common and preferred stock and other securities having equity characteristics, including convertible debt securities, put and call options on securities and securities indices, warrants and rights. As part of its investment program, the Fund may effect short sales of securities and may invest in debt securities. The Fund may also utilize swaps, swaptions and other derivative instruments such as forward contracts and structured equity related products, subject, however, to certain limitations described elsewhere in this prospectus or in the SAI, including any policies established by the Board. The Fund may also invest in non-convertible bonds and other non-convertible debt securities when a Portfolio Manager believes that these securities offer opportunities for capital appreciation or a more favorable risk/reward ratio. Each of the foregoing described activities entails risk. See "Risk Factors--Leverage; Borrowing," "--Use of Derivatives" and "--Short Selling."

                  Additional information about the types of investments that will be made by the Fund, its investment practices and related risk factors is provided below and in the SAI. Except as otherwise indicated, the Fund's investment policies and restrictions are not fundamental and may be changed without a vote of shareholders under the 1940 Act.

Industry Sectors

                  Banking/Financial Services. The Fund will invest a portion of its assets in the equity securities of companies engaged in the banking/financial services sector. Personnel associated with KBW Asset Management, Inc., an affiliate of Keefe, Bruyette & Woods, Inc., will manage the Separate Investment Account dedicated to investing in banking/financial services companies. Background information on KBW Asset Management and biographical information concerning KBW Asset Management portfolio management personnel is set forth below under "Management--Portfolio Managers." Since 1988, KBW Asset Management has managed various accounts utilizing the same strategy that will be utilized in managing the banking/financial services Separate Investment Account. Certain historical performance information regarding other accounts managed by KBW Asset Management is set forth in Appendix B hereto.

                  Companies engaged in the banking/financial services sector include: commercial and industrial banks; savings and loan associations, savings banks and other thrift institutions; consumer and industrial finance and leasing companies; securities brokerage and portfolio investment management firms; and insurance companies. Generally, the Fund anticipates investing significant majority of the total assets of the Separate Investment Account in the securities of 40-50 banking/financial services companies.

                  Investments may include long and short positions in equity securities. KBW Asset Management will from time to time invest in cash, debt securities and various derivatives, including options on securities and stock index options in order to hedge its Separate Investment Account. It is anticipated that a substantial portion of the Separate Investment Account's assets will be in securities issued by commercial banks and thrift institutions. The Separate Investment Account will invest in any sized capitalization companies. Although this Separate Investment Account will be invested primarily in securities of U.S. issuers, up to 25% of the value of its assets may be invested in the securities of foreign issuers, including depositary receipts relating to foreign securities. See "Risk Factors--Investments in Foreign Securities."

                  The banking/financial services Portfolio Managers will seek to invest in banking/financial services companies believed to be undervalued or that, in their judgment, offer other opportunities for capital appreciation based on consideration of relevant company-, sector- and market-specific factors and trends. For example, the strategy seeks to identify securities of banking/financial services companies in particular market sectors that are undervalued relative to other issuers in the same sector or that have characteristics making the issuer an acquisition target. Conversely, the strategy may also include selling short the securities of issuers believed to be overvalued relative to similar issuers. In this regard, the strategy may make use of "pairs trading," which involves the purchase of the equity securities of a banking/financial services issuer trading at lower than expected price/earnings ratios and the simultaneous short sale of the equity securities of another banking/financial services issuer trading at higher than expected price/earnings ratios.

                  The banking/financial services Separate Investment Account's investments may also include positions in non-convertible bonds and other non-convertible debt securities when the Portfolio Managers believe that these securities offer opportunities for capital appreciation, and may also include investments in share accounts of savings and loan associations and other mutual savings institutions to the extent that conversions of those organizations to stock companies offer capital appreciation potential.

                  Another factor in the investment decision making process is the continuing consolidation in the banking/financial services sector generally and in the banking and thrift industries in particular. The Portfolio Managers believe that the consolidation in the industry will accelerate substantially over the next several years due to a variety of factors including increased efforts at costs savings in technology through economies of scale, excess capital generation and a desire to expand into new markets and regions, and a favorable economic and regulatory environment. The industry-wide consolidation is expected to create numerous opportunities for capital appreciation through investment in the securities of financial institutions that become targets for consolidation.

                  Healthcare/Biotechnology. The Fund will invest a portion of its assets in healthcare/biotechnology companies. A Portfolio Manager associated with Kilkenny Capital Management, L.L.C. will manage this Separate Investment Account, which will focus primarily on pharmaceutical and medical device companies. Background information on Kilkenny and biographical information concerning this Portfolio Manager are set forth below under "Management--Portfolio Managers." Since 1995, Kilkenny has managed various accounts utilizing the same strategy that will be utilized in managing the healthcare/biotechnology Separate Investment Account. Certain historical performance information regarding accounts managed by Kilkenny is set forth in Appendix C hereto.

                  The healthcare/biotechnology Portfolio Manager uses a proprietary valuation methodology that has been relied upon by Kilkenny in managing its other accounts to identify undervalued and overvalued securities in the healthcare/biotechnology sector. This sector has historically been characterized by dramatic short and long term volatility. This methodology seeks to profit from taking long positions in the most undervalued and, conversely, short positions in the most overvalued, securities in the sector. By simultaneously taking such long and short positions, the Portfolio Manager believes it is possible to profit from both rising and falling securities prices, while attempting to reduce the volatility which typifies the sector.

                  This strategy is inherently contrarian in nature, as those securities that are out of favor and undervalued frequently have the lowest risk and the greatest potential for upside appreciation, while the most popular securities in the sector often exhibit the opposite characteristics. Through employment of this strategy, the Portfolio Manager seeks to produce more consistent positive investment results, with a reduced risk of capital loss, than is generally the case with traditional investing in the sector.

                  The proprietary investment model (referenced above) analyzes an issuer's upside and downside potential at a given price. The model determines a security's upside potential based on an issuer's products under development, taking into account market size, probability of Food and Drug Administration approval, and time to market penetration. The model then compares this upside potential to the residual value of the company, in an attempt to quantify the potential for a decline in price due to failures of product development or marketing.

                  The healthcare/biotechnology Portfolio Manager's strategy employs long and short positions in securities. The Portfolio Manager will also invest in options trading and a variety of other securities and derivatives trading in attempting to achieve its objective. The Portfolio Manager will also attempt to hedge the portfolio using primarily short selling but may use a variety of other investments in times of market adversity. The Portfolio Manager does not typically have a bias with respect to the capitalization size of an issuer.

                  Technology. The Fund will invest a portion of its assets in technology companies and companies which derive a major portion of their revenue directly or indirectly from business lines which benefit from technological events and advances (collectively, "Technology Sector Issuers"). A Portfolio Manager associated with CIBC World Markets will manage this Separate Investment Account. Background information on CIBC World Markets and biographical information concerning CIBC World Market's portfolio management personnel are set forth below under "Management--Investment Adviser" and "--Portfolio Managers." Since July 1996, personnel of CIBC World Markets and its affiliates have managed various accounts utilizing the same strategy that will be utilized in managing the technology Separate Investment Account. Certain historical performance information regarding similar accounts managed by the Portfolio Manager of CIBC World Markets responsible for managing the technology Separate Investment Account is set forth in Appendix D hereto.

                  Technology Sector Issuers include those companies whose processes, products or services, in the judgment of the Portfolio Manager, are or may be expected to be significantly benefited by scientific developments in the application of technical advances in manufacturing and commerce. Examples of the types of industries in which the Separate Investment Account may invest include, but are not limited to: aerospace; electronics; information sciences (including computer hardware and software, and the Internet); networking; semiconductors; and telecommunications (including equipment makers and service providers).

                  The Fund's technology sector Separate Investment Account will focus on Technology Sector Issuers that the Portfolio Manager believes will be instrumental in, or will benefit from, accelerating demand for their products. Under normal market conditions, the Separate Investment Account will invest in the securities of both U.S. and foreign Technology Sector Issuers. In selecting investments, the Portfolio Manager will consider industry-wide trends and company-specific factors. Trends in the past have included: deregulation of global telecommunication markets and the associated need for upgrading existing network infrastructure; increased corporate spending on information technology for both hardware and software; the dramatic growth of the Internet and electronic commerce; the use of semiconductor technology in industrial applications that involve extensive computation; and increasingly complex media applications. Such trends tend to impact particular sectors of the technology market, and, on the long side of the portfolio, investments generally will be in companies that are believed to have or are developing technologies that will have a substantial and prolonged impact on particular business segments of the economy and that are expected to become instrumental in accelerating economic growth in those business segments. Company-specific factors are important indicators of a company's ability to compete effectively in rapidly changing technological markets. Factors considered include: investment in research and development at a level that represents a significant portion of the company's sales; a strong and experienced management team; a customer-oriented corporate philosophy; the ability to create an organizational structure that can attract engineering talent and motivate such talent through appropriate incentives; and, where applicable, a demonstrated track record in making acquisitions in emerging technologies that can help a company successfully augment its existing product line and accelerate revenues and earnings.

                  The Portfolio Manager employs an opportunistic strategy with regards to market capitalization, and will employ long and short positions in securities, options trading and a variety of other securities and derivatives trading in attempting to achieve the investment objective. The Portfolio Manager will also attempt to hedge the Separate Investment Account primarily using short selling and options but may employ a variety of other investment instruments both as a general principle and in times of market adversity. However, there is no requirement as to the extend to which the Separate Investment Account will be hedged and there can be no assurance that the use of hedging will be successful.

                  Certain pro forma combined composite performance information for the Portfolio Managers of the Separate Accounts is set forth in Appendix E.

                           MANAGEMENT OF THE FUND

                  The Investment Adviser is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Fund. It is responsible for all decisions regarding the Fund's assets, including supervising the allocation of the Fund's assets across various investment strategies and styles and monitoring compliance with the investment objective and policies of the Fund. The Investment Adviser makes all decisions regarding investment strategies and styles to be pursued by the Portfolio Managers on behalf of the Fund (subject to the supervision of the Board).

                  The Investment Adviser may remove a Portfolio Manager of a Separate Investment Account with the approval of the Board. In addition, the Investment Adviser may appoint additional Portfolio Managers not associated with the initial investment management firms with (i) the approval of the Board and (ii) either (a) the approval of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act or
(b) relief from the Securities and Exchange Commission allowing the Investment Adviser to appoint new Portfolio Managers without the approval of shareholders.

                  In providing services to the Fund, the Investment Adviser relies on personnel of CIBC World Markets to select Portfolio Managers and to supervise the Portfolio Managers. Such personnel will evaluate the Portfolio Managers based on their experience and expertise in a particular investment strategy or strategies. CIBC World Markets and its predecessor entities (and their affiliates) have managed single and multi-manager private investment partnerships, including hedged equity investment products with investment strategies similar to the Fund's, since 1984. As of April 30, 2001, CIBC World Markets and its affiliates managed [ ] billion in private investment partnerships, including single manager and multi-manager hedged equity investment products.

                  The Investment Adviser and the Portfolio Managers have complete discretion to purchase and sell securities and other investments with respect to the assets of the Fund consistent with the investment objective, policies and restrictions of the Fund and subject to the overall supervision of the Board. The Fund will monitor compliance with all applicable investment limitations, including those imposed by the 1940 Act.

                  Additional information regarding the Investment Advisory Agreement and the services provided by the Investment Adviser and others is provided in the SAI under "Investment Advisory and Other Services."

The Investment Adviser

                  Advantage Advisers, L.L.C. serves as Investment Adviser and has been given the responsibility to manage the investment portfolio of the Fund, subject to the ultimate supervision of and subject to any policies established by the Board of Trustees. The Investment Adviser may receive Incentive Fees based on the performance of each Separate Investment Account. See "Fees and Expenses--Incentive Fees."

                  The Investment Adviser was formed as a Delaware limited liability company in [ ], 2001 and, prior to the Fund's commencement of operations, will be registered as an investment adviser under the Advisers Act. The offices of the Investment Adviser are located at One World Financial Center, 31st Floor, 200 Liberty Street, New York, New York 10281, and its telephone number is (212) 667-4225.

                  Advantage Advisers, Inc., a wholly-owned subsidiary of CIBC World Markets, is the managing member of (and therefore controls) the Investment Adviser and oversees the Investment Adviser's provision of investment advice to the Fund. Each of CIBC World Markets, Kilkenny and KBW Asset Management are non-managing members of the Investment Adviser, and have agreed to provide the Investment Adviser with portfolio management services described herein. CIBC World Markets is, and each of Kilkenny and KBW Asset Management are, or will be prior to the Fund's commencement of operations, an investment adviser registered under the Advisers Act.

                  CIBC World Markets is a member of the New York Stock Exchange and other principal securities exchanges. As a registered broker-dealer, CIBC World Markets is subject to the informational requirements of the U.S. Securities Exchange Act of 1934, as amended, and in accordance therewith files reports with the SEC. Such reports filed by CIBC World Markets with the SEC will be made available to any prospective investor upon request and is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link. CIBC World Markets is the U.S. corporate, investment, institutional and private client banking arm of Canadian Imperial Bank of Commerce, which currently is the second-largest bank in Canada, with assets of approximately U.S. $183.2 billion and a market capitalization of U.S. $12.1 billion as of April 30, 2001. CIBC has conducted business in the United States for over a century. Known globally under the marketing name CIBC World Markets, this worldwide business offers a complete range of investment and corporate banking, capital markets, asset management and brokerage activities. CIBC World Markets also provides wealth management and retail brokerage services. CIBC World Markets has approximately 4,500 employees in the United States and 9,000 worldwide.

                  The Fund may utilize brokerage services provided by affiliated brokers, including CIBC World Markets. See "Potential Conflicts of Interest" and, in the SAI, "Brokerage."

Portfolio Managers

                  KBW Asset Management, Inc. Personnel associated with KBW Asset Management will manage the Fund's banking/financial services Separate Investment Account. KBW Asset Management, an affiliate of Keefe, Bruyette & Woods, Inc., provides investment advisory services to several institutional and individual investors. As of [December 31, 2000], KBW Asset Management had approximately $[200] million of assets under management. KBW is an institutionally-oriented securities broker-dealer and a full service investment bank devoted exclusively to the banking and financial services industries. A New York Stock Exchange-member firm, KBW serves investors, banks and thrifts through its research, trading, corporate finance and advisory work. KBW was founded in 1962 and is an employee-owned firm. In recent surveys of institutional investors, KBW's equity research on bank and thrift stocks consistently ranks at or near the top among major Wall Street firms. As a leading financial adviser in banking mergers and acquisitions, KBW was ranked #1 by American Banker from 1996 through 1998 in the number of announced financial advisory transactions.

                  Charles Lott, Michael O'Brien and Wayne Nordberg are the Portfolio Managers of KBW Asset Management who will be primarily responsible for investment decisions of the banking/financial services Separate Investment Account.

                  Mr. Lott is presently Chairman of KBW Asset Management. Mr. Lott joined KBW in July 1962 (the year of the firm's inception) as Director of Research. In April 1967, he was elected a member of the Board of Directors of Keefe, Bruyette & Woods. During his career at Keefe, Bruyette & Woods, he has served as Senior Vice President, President and Co-Chief Executive Officer, and was elected Chairman and Chief Executive Officer in September 1990, in which capacity he served until stepping down in December 1997. Prior to joining Keefe, Bruyette & Woods, Mr. Lott was associated with Tucker, Anthony & R.L. Day; First National Bank, Somerset County, New Jersey; and First National Bank, Trenton, New Jersey. Mr. Lott, who is [ ], attended Duke University from 1948 to 1951, at which time he joined the U.S. Air Force. He was discharged in January 1955 and entered Rutgers University, graduating with a B.A. Degree in 1956.

                  Mr. Nordberg is presently Vice Chairman of KBW Asset Management, having joined KBW Asset Management in October, 1998 from Lord, Abbett & Co. where he had been a partner since 1989. At Lord, Abbett & Co., Mr. Nordberg served in various capacities including Director of Equity Research and Co-Chief Investment Officer. He has over forty years of investment business experience, including ten years as Vice President of Research at First National City Bank (predecessor to Citicorp) and fourteen years as a Managing Partner and Chief Investment Officer of Prescott, Ball & Turben, a leading regional investment firm. Mr. Nordberg is a trustee of Lafayette College and a director of various not-for-profit organizations. Mr. Nordberg, who is [ ], graduated with a B.A. in Economics from Lafayette College in 1960.

                  Mr. O'Brien is currently President of KBW Asset Management. Mr. O'Brien joined Keefe, Bruyette & Woods in April 1985, and has served as a senior institutional equity salesman covering the United Kingdom and the New York and Philadelphia markets. Prior to joining Keefe, Bruyette & Woods, Mr. O'Brien managed a team of consultants for Data Resources Inc., an economic consulting firm now owned by DRI/McGraw-Hill. Mr. O'Brien, who is [ ], graduated with a B.A. from Trinity College in 1976. In addition, he earned an M.B.A. from the Stanford University Graduate School of Business in 1982.

                  Kilkenny Capital Management, L.LC. Michael Walsh will serve as Portfolio Manager of the Fund's healthcare/biotechnology Separate Investment Account. Kilkenny was founded by Mr. Walsh in 1995. Mr. Walsh began in the securities industry in 1983. He has focused on the healthcare/biotechnology sector since 1986. From August 1983 through July 1985, Mr. Walsh worked as a Corporate Finance Analyst for Drexel Burnham Lambert Incorporated in New York. From August 1987 to June 1990, he worked for Dionex Corporation, a publicly-traded manufacturer of scientific research instruments, as Director of Corporate Development and Biotechnology Marketing Manager. In June 1990, Mr. Walsh founded Biotechnology Business Development, a company which identified new business opportunities in the biomedical technology industry for venture capital firms and start-up companies. From November 1991 through September 1994, Mr. Walsh was a Vice President and Senior Biotechnology Research Analyst with Robertson, Stephens & Company. Mr. Walsh, who is [ ], received an A.B. degree, cum laude, in Chemistry from Harvard College in 1983 and an M.B. A. degree, with Distinction, from Harvard Business School in 1987.

                  CIBC World Markets Corp. Panayotis ("Takis") Sparaggis, a Managing Director in CIBC World Markets' Asset Management Division, will be the person primarily responsible for management of the technology Separate Investment Account. Mr. Sparaggis joined the predecessor of CIBC World Markets in May 1995. As of August 1, 2001, Mr. Sparaggis managed approximately $650 million in assets. He has been managing investments for CIBC World Markets using the same investment strategy that he will use in managing the Fund's technology Separate Investment Account since July 1996. From 1993 until joining Oppenheimer & Co., Mr. Sparaggis was with Credit Suisse First Boston Investment Management and was responsible for security analysis and portfolio management for domestic investments, including proprietary trading on long-short equities and convertible arbitrage. Mr. Sparaggis, who is 35, received a Ph.D. in Electrical and Computer Engineering and a Masters in Business Administration simultaneously from the University of Massachusetts in 1993. He was an IBM Fellow in physical sciences in 1992 and 1993. He received a Masters in Electrical and Computer Engineering from the University of Massachusetts in 1990 and a Bachelor of Science degree in Electrical Engineering and Computer Science from the National Technical University of Athens in 1988.

                      POTENTIAL CONFLICTS OF INTEREST

                  CIBC World Market controls Advantage Advisers, Inc. ("Advantage Advisers"), the managing member of the Investment Adviser, and, thus, controls the Investment Adviser. In addition, CIBC World Markets (directly or through its affiliates, including Advantage Advisers, Inc.), carries on substantial investment activities for its own account and for other registered investment companies, private investment partnerships, institutions and individual clients (collectively, "CIBC World Markets Clients"). The Fund has no interest in these activities. As a result of the foregoing, CIBC World Markets and its officers or employees who assist CIBC World Markets in its management of Advantage Advisers (including serving as a Portfolio Manager) will be engaged in substantial activities other than as managing member of the Investment Adviser (or as a Portfolio Manager) and may have conflicts of interest in allocating their time and activities between the Fund, the Investment Adviser and CIBC World Markets. CIBC World Markets and its officers and employees will devote only so much time to the affairs of the Investment Adviser or the technology Separate Investment Account as in their judgment is necessary and appropriate.

                  CIBC World Markets acts as the distributor for the Fund's shares and will bear various costs associated with its activities as distributor. CIBC World Markets, as the control person of the managing member of the Investment Adviser and in its capacity as distributor for the Fund, intends to compensate its account executives for their ongoing servicing of CIBC World Markets' customers with whom they have placed shares based upon the amount of customer assets being serviced. See "Fees and Expenses--Shareholder Servicing Fee" and "The Offering."

                  Situations may arise in which accounts affiliated with CIBC World Markets or its affiliates have purchased securities that would have been suitable for investment by the Fund, but which the Fund, for various reasons, did not choose to purchase. This could affect the availability (or price) of investments to the Fund at a later time. From time to time, in the course of its brokerage, investment or dealer activities, CIBC World Markets or its affiliates may trade, position or invest in, for its own account, the same securities, as those in which the Fund invests. This could have an adverse impact on the Fund's investment performance.

                  CIBC World Markets and its affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by the Portfolio Managers or one of their affiliates.

                  KWB Asset Management and Kilkenny, their respective affiliates and the persons who serve as Portfolio Managers carry on substantial investment activities other than on behalf of the Fund, including for other advised accounts and for their own accounts. In addition, KWB Asset Management and Kilkenny, their respective affiliates and the persons serving as Portfolio Managers advise (or serve as general partners of) investment funds, and may in the future serve in a similar capacity for other investment funds, including registered investment companies and private investment companies, established by KBW Asset Management or Kilkenny or others, with investment programs similar to that of the Fund. (All accounts managed by the KBW Asset Management or Kilkenny, excluding the Separate Investment Accounts, are referred to collectively as the "Other Investment Accounts.") The Fund has no interest in these activities. As a result of the foregoing, KWB Asset Management or Kilkenny and the persons who serve as Portfolio Managers will be engaged in substantial activities other than on behalf of the Fund or their respective Separate Investment Account and may have conflicts of interest in allocating their time and activity between the Fund, their respective Separate Investment Account and the Other Investment Accounts. These persons will devote only so much time to the affairs of the Fund as in their judgment is necessary and appropriate.

                  In addition, KBW Asset Management or Kilkenny may receive research products and services in connection with the brokerage services that CIBC World Markets and its affiliates may provide from time to time to one or more Other Investment Accounts or to the Fund.

                  Additional information regarding potential conflicts of interest is provided in the SAI under "Additional Potential Conflicts of Interest."

                           DESCRIPTION OF SHARES

                  The Fund is an unincorporated business trust organized under the laws of Delaware. The Fund is authorized to issue an unlimited number shares of beneficial interest, $0.001 par value. The Board is authorized to increase or decrease the number of shares the Fund is authorized to issue. Each share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of shares owned by each respective shareholder.

                  All shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares. The Fund does not intend to hold annual meetings of shareholders. Shareholders do not have preemptive, subscription or conversion rights, and are not liable for further calls or assessments. Shareholders are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable. Shares are not available in certificated form. The Declaration of Trust provides that any transfer will be void if made (i) to an account held through a broker or dealer that has not entered into a shareholder servicing agreement with the Fund or (ii) to any person who is not a Qualified Investor.

                  The Fund's net asset value will be reduced immediately following the offering of shares by the amount of sales charge and organization and offering expenses paid by the Fund. See "Use of Proceeds."

                  Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Shares of the Fund are not listed on any exchange and the Fund does not expect that any secondary market will develop for the shares, except that brokers or dealers that have entered into shareholder servicing agreements with the Fund may make a market in the shares among their customers that are Qualified Investors. Prices received or paid for the shares in such transactions will not be available to the public, thus, the Fund and shareholders will not be able to inform themselves if such transactions were effected at a premium or a discount to net asset value. The Fund cannot offer any assurance that any broker or dealer will make a market in the shares or that transactions in any such market will be effected at a price equal to or higher than net asset value.

Certain Provisions in the Declaration of Trust

                  The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Board followed by the affirmative vote of the holders of at least 75% of the outstanding shares to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares.

                  The 5% holder transactions subject to these special approval requirements are:

         o the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

         o the issuance of any securities of the Fund to any Principal Shareholder for cash, except pursuant to the automatic dividend reinvestment plan;

         o the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

         o the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

                  To convert the Fund to an open-end investment company, the Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. The Board believes, however, that the closed-end structure is desirable in light of the Fund's investment objective and policies. Therefore, investors should assume that it is not likely that the Board would vote to convert the Fund to an open-end fund.

                  To liquidate the Fund, the Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940
Act) shall be required.

                  The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Certain Tax Matters

                  The Fund intends to elect and to qualify, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

                  Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Shareholders may be proportionately liable for taxes on income and gains but shareholders not subject to tax on their income will not be required to pay any tax on amounts distributed to them. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. For additional information, see the SAI under "Taxes."

                             FEES AND EXPENSES

Management Fee

                  In return for the services described herein and in the SAI under "Investment Advisory and other Services," the Fund will pay a management fee to the Investment Adviser for management services and for services provided by the Investment Adviser or an affiliate for certain administrative services computed at the annual rate of 1.25% of the Fund's daily net assets, which are due and payable in arrears within five business days after the end of each month. This fee will be accrued daily as an expense to be paid out of the Fund's assets and will have the effect of reducing the net asset value of the Fund.

Incentive Fees

                  The Fund may pay Incentive Fees to the Investment Adviser at the end of each fiscal period calculated as summarized herein. Incentive Fees will be payable to the Investment Adviser from the Fund (out of assets allocated to the Separate Investment Account) based on the independent investment performance of each Separate Investment Account for a fiscal period. The Investment Adviser will be paid an Incentive Fee equal to 20% of each Separate Investment Account's net profit, which is equal to the net realized and unrealized gains or losses and net investment income or loss of the Separate Investment Account for the fiscal period, subject to reduction for prior period realized and unrealized losses of the Separate Investment Account that have not previously been offset against net profits. The Investment Adviser will be under no obligation to repay any Incentive Fee or portion thereof previously paid to it by the Fund. Thus, the payment of an Incentive Fee with respect to a Separate Investment Account for a fiscal period will not be reversed by the subsequent decline in assets of that Separate Investment Account in any subsequent fiscal period.

                  The Fund will calculate and accrue Incentive Fees daily based on each Separate Investment Account's investment performance. The Fund's net asset value will be reduced or increased each day to reflect these calculations. For purposes of calculating the Incentive Fee, expenses of the Fund that are not specifically attributable to any Separate Investment Account or its Portfolio Manager, will be allocated to all Separate Investment Accounts when incurred pro rata.

                  Incentive Fees payable (if any), or portion thereof, will be determined as of, and will be promptly paid after, the last day of a fiscal period. The fiscal period will normally be the fiscal year, except that, whenever the assets of a Separate Investment Account are reduced as a result of net share repurchases, the period of time from the last fiscal period end through that date will constitute a fiscal period. In such event, only that portion of the accrued Incentive Fee that is attributable to the net profits of the portion of the Separate Investment Account's assets withdrawn by the Fund to fund repurchase requests will be paid to the Investment Adviser for such fiscal period.

                  No Incentive Fee with respect to a Separate Investment Account will be payable for any fiscal period unless losses and depreciation attributable to a Separate Investment Account's cumulative loss account from prior fiscal periods have been recovered. The Fund will establish a cumulative loss account for each Separate Investment Account which will be equal to the dollar amount of that Separate Investment Account's cumulative net loss. Thus, if any Separate Investment Account has a balance in its cumulative loss account at the end of a fiscal period, there will be no Incentive Fee payable for such Separate Investment Account. The Fund will keep track of each Separate Investment Account's "cumulative loss" on a daily basis. Each time the assets of a Separate Investment Account are reduced through net share repurchases (resulting in the close of a fiscal period), the Fund will adjust the amount of any cumulative loss attributable to a Separate Investment Account downward in proportion to the decrease in assets; thereby reducing the amount of cumulative loss attributable to the Separate Investment Account.

Shareholder Servicing Fee

                  The Fund intends to pay compensation to selected brokers and dealers, including CIBC World Markets, that hold shares for their customers in accordance with the several shareholder servicing agreements between the Fund and the brokers and dealers. The shareholder servicing fee is payable quarterly at an annual rate of 0.25% of the average daily value of outstanding shares held by the brokers and dealers for their customers.

                  Brokers and dealers will be compensated for their services in determining whether an investment in the Fund is a suitable investment for their customers (in accordance with the rules of the National Association of Securities Dealers, Inc.) and whether investors are Qualified Investors, for providing customary shareholder services, including responding to shareholder questions about the Fund and the transferability of shares, assisting in selecting dividend payment options and assisting the Fund in administering repurchases. The shareholder servicing agreements provide that the brokers and dealers have implemented procedures designed to enable them to form a reasonable belief that any transferees of the shares that are their clients are Qualified Investors and that each broker and dealer will agree to cooperate in the event of a regulatory audit to determine the Qualified Investor status of the shareholders for whom it holds shares. Servicing fees will be accrued daily as an expense of the Fund.

Other Fees and Expenses of the Fund

                  PFPC Inc. ("PFPC") and its affiliates provide transfer agency, administration, custodial, accounting and investor services to the Fund which are in addition to the services provided by the Investment Adviser, as described above. In consideration for these services, the Fund will pay PFPC a fee that is not anticipated to exceed [ ]% (annualized) of the Fund's net assets, plus reimbursement of certain out-of-pocket expenses. For a more complete description of the services provided by PFPC and its affiliates, see the SAI under "General Information--Custodian, Transfer Agent and Dividend Paying Agent."

                  The Fund will bear all expenses incurred in its business and operations, other than those specifically required to be borne by the Investment Adviser or CIBC World Markets. The Fund's organizational expenses are estimated at $[ ], and the Fund will also bear certain expenses, not to exceed $[ ], associated with the offering of shares. [Before a recent change to the guidelines followed by the American Institute of Certified Public Accountants applicable to the Fund, the Fund would have been able to amortize the organizational expenses over a 60 month period. Because of that change, however, the organizational expenses now must be expensed as incurred.] Offering costs cannot be deducted by the Fund.

                  The Investment Adviser and CIBC World Markets will each be reimbursed by the Fund for expenses that they incur on behalf of the Fund.

                                THE OFFERING


                  The Fund is offering up to [ ] shares at a price of $25.00 per share to Qualified Investors. Shares are made available through CIBC World Markets, as principal distributor, on a best efforts basis, subject to various conditions. The Fund is not obligated to sell any shares that have not been placed with Qualified Investors. The minimum investment is 1,000 shares ($25,000). Out of the purchase price per share, investors will be subject to a sales charge of up to $1.25 per share. The purchase price per share for purchases of $25,000 or more will be reduced as set forth on the cover page of this prospectus and in the "Fee Table." The offering will terminate on [ ], 2001 unless extended to a date not later than [ ], 2002 by the Board.

                  CIBC World Markets may contract with unaffiliated brokers or dealers or other financial intermediaries to act as selling agents for the Fund. The Board may terminate CIBC World Markets as distributor on 30 days' prior written notice. The Investment Adviser will pay additional ongoing service compensation out of its own assets, not the assets of the Fund, to each broker or dealer whose customers own shares at the annual rate of 0.25% of the daily net asset value of the outstanding shares owned by such customers.

                  The Fund has agreed to indemnify CIBC World Markets and its affiliates and certain other persons against certain liabilities under the 1933 Act. Neither CIBC World Markets nor any other broker or dealer is obligated to buy any shares from the Fund.

                  [Funds transmitted by investors to the Fund prior to the closing date will be deposited in an interest-bearing bank escrow account with [PNC Bank, Delaware] pending closing. Any checks should be made payable to [PNC Bank, Delaware], as escrow agent, and must be transmitted directly to [PFPC Inc., as escrow administrator.] In the event the Fund rejects a prospective investor or a prospective investor elects to withdraw a subscription prior to the applicable subscription closing date, [PFPC Inc.] will promptly deliver to such prospective investor all funds received; any interest earned on such funds will be returned within five business days of the next subscription closing after such rejection or withdrawal.]

                  [Within five business days after the closing, [PFPC Inc.] will mail to each investor checks in the respective amounts of interest earned by funds held in escrow.]

Additional Sales of Shares

                  The Fund intends at some time in the future to make additional sales of its shares at their net asset value to investors who are Qualified Investors. The minimum additional investment will be $1,000 for investors that are shareholders of the Fund, including any applicable sales charge. The Fund will cumulatively aggregate shareholders' additional purchases of shares together with earlier purchases for determining reduced sales charges. Initially, the Fund expects that the number of shares made available for sale will be approximately the same as the number of shares repurchased by the Fund in its prior quarterly repurchase offers that have not since been sold, subject to a minimum offering size determined by the Board. The Board may determine to increase the number of shares available for sale during any period. If more shares are subscribed for than are offered, the Fund will reduce the amount sold to each subscriber in proportion to the amount subscribed for. It is expected that such additional sales will be conducted on a quarterly basis beginning in March 2002 and that, at some time in 2002, the Fund will begin conducting additional sales of shares on a monthly basis.

                  In determining whether to commence sales, the Fund will take into account all factors it considers relevant, including market conditions, the cash available to it for investment, the number of shares available for sale and the Fund's experience with repurchase offers. The Board may discontinue the Fund's policy of making additional sales at any time.

                             REPURCHASE OFFERS

                  The Fund does not expect any trading market to develop for its shares. As a result, an investor in the Fund will have very limited opportunity to sell shares. To provide investors with a degree of liquidity, and the ability to receive net asset value on a disposition of shares, the Fund will make quarterly offers to repurchase its shares. The repurchase offers will be limited to 5% to 25% of the Fund's outstanding shares in the Board's discretion. Currently, the Fund expects to offer to repurchase 5% of its outstanding shares on or prior to the end of the first three calendar quarters of each year and 25% of its outstanding shares on or prior to each year end. Shares will be repurchased at their net asset value; the Fund will not charge a repurchase fee. The quarterly offers will be made pursuant to a fundamental policy of the Fund that may be changed only with the approval of the Fund's shareholders.

                  At the end of each quarter, the Fund will repurchase at least 5% of the number of shares outstanding on the date repurchase requests are due. The Board may establish a larger percentage for any quarterly repurchase offer. However, the percentage will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

                  The Fund intends to commence the first quarterly repurchase offer in March, 2002 and to complete it on or prior to March 31, 2002 unless such day is a weekend or holiday, in which case, it will be completed on the first preceding business day. Thereafter, quarterly repurchase offers will occur each June, September and December and close on or prior to the last business day of the month.

                  Prior to the commencement of any repurchase offer, the Fund will send a notification of the offer to shareholders via their account executives. The notification will specify, among other things:

         o the percentage of shares that the Fund is offering to repurchase;

         o the date on which a shareholder's repurchase request is due, which will ordinarily be 14 days prior to the end of the period;

         o the date that will be used to determine the Fund's net asset value applicable to the share repurchase, which is generally expected to be the last business day of the applicable period;

         o the date by which shareholders will receive the proceeds from their share sales; and

         o the net asset value of the common stock of the Fund no more than seven days prior to the date of the notification.

                  The Fund intends to send this notification approximately 30 days before the due date for the repurchase request. In no event will the notification be sent less than 21 or more than 42 days in advance. Certificated shares will not be available, and shareholders will not be able to receive repurchase offers directly from the Fund. A shareholder's broker, dealer or other financial intermediary may require additional time to mail the repurchase offer to the shareholder, to process the request, and to credit the account with the proceeds of any repurchased shares.

                  The due date for repurchase requests is a deadline that will be strictly observed. If a shareholder's broker, dealer or other financial intermediary fails to submit a shareholder's repurchase request in good order by the due date, the shareholder will be unable to liquidate the shares until a subsequent quarter, and the shareholder will have to resubmit the request in that quarter. Shareholders should advise their brokers, dealers or financial intermediaries of their intentions in a timely manner. Shareholders may withdraw or change their repurchase request at any point before the due date.

Fundamental Policies with Respect to Share Repurchases

                  The Fund has adopted the following fundamental policies in relation to its share repurchases which may only be changed by a majority vote of the outstanding voting securities of the Fund:

          o as stated above, the Fund will make share repurchase offers prior to the end of each fiscal quarter, pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time, commencing in March, 2002;

         o 5% of the Fund's outstanding shares will be subject to the first three repurchase offers in each calendar year and 25% of the Fund's outstanding shares will be subject to the final repurchase offer in each calendar year, unless the Board of Trustees establishes a different percentage, which must be between 5% and 25%;

         o the repurchase request due dates will be not less than 21 days prior to the end of the applicable quarterly period, which will be the repurchase date (or the prior business day if that day is a New York Stock Exchange holiday); and

         o there will be a maximum 14-day period between the due date for each repurchase request and the date on which the Fund's net asset value for that repurchase is determined.

Oversubscribed Repurchase Offer

                  There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. However, the percentage determined by the Board of Trustees for each repurchase offer will set a maximum number of shares that may be purchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis.

                  If prorating is necessary, the Fund will send a notice of prorating on the business day following the due date. The number of shares each investor asked to have repurchased will be reduced by the same percentage. If any shares that a shareholder wishes to have repurchased by the Fund are not repurchased because of prorating, a shareholder will have to wait until the next repurchase offer, and the shareholders repurchase request will not be given any priority over other investors' requests at this later date. Thus, there is a risk that the Fund may not purchase all of the shares a shareholders wishes to sell in a given quarter or in any subsequent quarter.

                  In anticipation of the possibility of prorating, some shareholders may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of prorating. There is no assurance that shareholders will be able to sell as many of their shares as they desire to sell.

                  The Fund may suspend or postpone a repurchase offer in limited circumstances, but only with the approval of a majority of the Board, including a majority of the Independent Trustees.

Determination of Repurchase Price

                  The repurchase price payable in respect of a repurchased share will be equal to the share's net asset value on the date specified in the notice. The Fund's net asset value per share may change substantially in a short time as a result of developments at the companies in which the Fund invests. Changes in the Fund's net asset value may be more pronounced and more rapid than with other funds because of the Fund's investment objective and policies and the potential for Incentive Fees. The Fund's net asset value per share may change materially between the date a repurchase offer is mailed and the due date, and it may also change materially shortly after a repurchase due date and the date on which the net asset value for repurchases is determined. The method by which the Fund calculates net asset value is discussed below. See "Calculation of Net Asset Value."

Payment

                  The Fund expects to repurchase shares on the next business day after the net asset value determination date. Proceeds will be distributed to brokers or dealers for distribution to their customers as specified in the repurchase offer notification, in any event later than 7 days after the net asset value determination date.

Impact of Repurchase Policy

                  From the time the Fund distributes each repurchase offer notification until the net asset value determination date, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, liquid assets means assets that can be sold or disposed of in the ordinary course of business, at approximately the price at which they are valued by the Fund, within a period of time equal to the period between a repurchase request deadline and the repurchase payment date, or of assets that mature by the repurchase payment date. The Fund is also permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for shareholders. See "Risk Factors--Leverage; Borrowing."

Consequences of Repurchase Offers

                  The Fund believes that repurchase offers will generally be beneficial to the Fund's shareholders, and will generally be funded from available cash or sales of portfolio securities. However, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares into a repurchase offer by increasing the Fund's expenses and reducing any net investment income. To the extent the Fund finances repurchase proceeds by selling Company investments, the Fund will hold a larger proportion of its total assets in highly illiquid securities. Also, the sale of securities to fund Company repurchases could reduce the market price of those securities, which would in turn reduce the Fund's net asset value.

                  Repurchase offers provide shareholders with the opportunity to dispose of shares at net asset value. There is no assurance that any secondary market for the Fund's shares will develop, and in the event that a secondary market does develop, it is possible that shares would trade in that market at a discount to net asset value.

                  Repurchase of the Fund's shares will tend to reduce the number of outstanding shares and, depending upon the Fund's investment performance, its net assets. A reduction in the Fund's net assets will tend to increase the Fund's expense ratio. In addition, the repurchase of shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see "Taxes," in the SAI.

                  Repurchase offers, to the extent they result in a net outflow of capital from the Fund, will cause the Fund to calculate fiscal periods more frequently than annually. If that occurs, shareholders could be adversely affected. For example, the Fund may be required to pay the Investment Adviser a portion of Incentive Fees accrued through that date based on the Separate Investment Accounts' respective investment performances for a fiscal period under circumstances where, if no interim fiscal periods had occurred, the Investment Adviser would not have been eligible to receive an Incentive Fee payment for an entire fiscal year. Conversely, if at the time any Separate Investment Account has a cumulative loss, such cumulative loss will be reduced in proportion to the amount of assets withdrawn from the Separate Investment Account to pay the share repurchases, with the result that the Investment Adviser will be in a better position to eventually earn an Incentive Fee with respect to that Separate Investment Account. See "Risk Factors--Repurchase Offers."

                       CALCULATION OF NET ASSET VALUE

                  The value of the net assets of the Fund will be determined on each business day as of the close of regular business of the New York Stock Exchange in accordance with the procedures set forth below or as may be determined from time to time pursuant to policies established by the Board of Trustees.

                  Domestic exchange traded and NASDAQ listed equity securities (other than options) will be valued at their last composite sale prices as reported on the exchanges where those securities are traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Other securities for which market quotations are readily available will be valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Board.

                  Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Board of Trustees will periodically monitor the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost, so long as this method of valuation is determined by the Board of Trustees to represent fair value.

                  If in the view of the Investment Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Investment Adviser may request that the Fund's valuation committee instead value the security at fair value. In any such situation, the valuation committee will consider the recommendation of the Investment Adviser, and, if it determines in good faith that an override of the value assigned to the security under the procedures described above is warranted, will value the security at fair value as determined by the valuation committee in good faith.

                  All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board of Trustees.

                  Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets if the Board's judgments regarding appropriate valuations should prove incorrect.

                  The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value. As a result, the Fund's issuance or repurchase of its shares at net asset value at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders. Fair values assigned to the Fund's investments will also affect the amount of the management fees and Incentive Fees. See "Risk Factors--Incentive Fees." All fair value determinations by the Investment Adviser are subject to ratification by the Board of Trustees.

                  Expenses of the Fund, including management fees payable to the Investment Adviser, Incentive Fees payable, shareholder servicing fees and the costs of any borrowings, are accrued daily and taken into account for the purpose of determining net asset value.

                    INVESTOR QUALIFICATIONS AND TRANSFER
                                RESTRICTIONS

                  Shares of the Fund are offered only to Qualified Investors that have a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000. Each investor's broker or dealer will require the investor to complete and sign an investor certification as a condition to purchasing shares. The form of investor certification that investors will be required to sign is included as Appendix A to this prospectus.

                  Shares may be transferred only to another Qualified Investor. In addition, shares may be held only through a broker or dealer that is a party to a shareholder servicing agreement with the Fund. Such brokers and dealers have agreed to note the existence of transfer restrictions on confirmations of sales by them to their customers occurring after the closing. These brokers and dealers have also agreed to ensure that transfers between their customers are made only to Qualified Investors. In accordance with the Fund's Declaration of Trust, any purported transfer (i) to an account held through a broker or dealer that is not party to a shareholder servicing agreement with the Fund or (ii) to any person who is not a Qualified Investor will be void, and the intended transferee will acquire no rights in the shares sought to be transferred. These transfer restrictions will apply to all transfers, including gifts or bequests. It will be difficult to sell or transfer shares. Shareholders may be unable to sell or transfer shares in the manner or at the time they desire, and they should not expect that they will be able to transfer their shares at all.

                            DISTRIBUTION POLICY

                  Dividends will be paid annually on the shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments on the shares will vary in amount depending on investment income received and expenses of operation. It is likely that many of the companies in which the Fund invests will not pay any dividends, and this, together with the Fund's relatively high expenses, means that the Fund is unlikely to have income or pay dividends. The Fund is not a suitable investment if you require regular dividend income.

                  Substantially all of any taxable net capital gain realized on investments will be paid to shareholders at least annually.

                  In addition, depending upon the performance of the Fund's investments, the related growth of the Fund's net assets, and the availability of attractive investment opportunities, the Fund may from time to time make a distribution that constitutes a return of capital for federal income tax purposes. See "Taxes."

                  The net asset value of each share that you own will be reduced by the amount of the distributions or dividends that you receive from that share.

Automatic Reinvestment Plan

                  The automatic reinvestment plan is available for any shareholder who wishes to purchase additional shares using dividends and/or capital gain distributions paid by the Fund. Investors may elect to:

                  o reinvest 100% of both dividends and capital gain distributions;

                  o receive dividends in cash and reinvest capital gain distributions; or

                  o        receive both dividends and capital gain
                           distributions in cash.

                  A shareholder's dividends and capital gain distributions will be automatically reinvested if the shareholder does not instruct his broker or dealer otherwise. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

                  Shares will be issued at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment. Shareholders are free to change their election at any time by contacting their broker or dealer, who will inform the Fund. Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

                  The Fund reserves the right to suspend the automatic reinvestment plan at any time and require shareholders to receive all distributions in cash. The Fund may also limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund does not currently expect to suspend or limit the reinvestment plan, but it may determine to do so if the amount being reinvested by shareholders exceeds the available investment opportunities that the Investment Adviser considers suitable for the Fund.

                            GENERAL INFORMATION

                  The Fund's fiscal year ends on each September 30. The Fund's tax year, for federal income tax purposes, ends on each December 31.

                  Inquiries concerning the Fund and shares (including information concerning subscription and withdrawal procedures) should be directed to:

                  All potential investors in the Fund are encouraged to consult appropriate legal and tax counsel.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL INVESTMENT POLICIES

INVESTMENT ADVISORY AND OTHER SERVICES

BOARD OF TRUSTEES AND OFFICERS

ADDITIONAL POTENTIAL CONFLICTS OF INTEREST

TAXES

BROKERAGE

GENERAL INFORMATION

INDEPENDENT AUDITORS REPORT

STATEMENT OF ASSETS AND LIABILITIES



                                                                     APPENDIX A

                      [Form of Investor Certification]

                   Advantage Advisers Multi-Sector Fund I
                         Account No.: _____________

                                                     Broker Name: _____________
                           Investor Certification

         This certificate relates to Advantage Advisers Multi-Sector Fund I (the "Fund") and is given to you as broker with respect to a potential purchase of shares in the Fund.

         I hereby certify that I am a natural person with, or I am signing on behalf of a company with, a net worth (if a natural person, together with assets held jointly with my spouse) of more than $1,500,000. If I am signing on behalf of a company, I further certify that (A) such company is not a private investment company,* a registered investment company or a business development company or (B) if such a company, each equity owner can make the certification in the preceding sentence. For purposes of this test, net worth is the fair market value of the assets that I (jointly with my spouse) or such company own(s) other than household effects, less all indebtedness and liabilities of any type (including joint liabilities with any other person). I agree to produce evidence to support the foregoing certification upon request.

         In addition, I hereby confirm that I understand and agree that should I (or the company) purchase shares of the Fund, the following conditions will apply to the ownership and transfer of the shares:

         (1) Shares may be held only through a broker or dealer that has entered into a Shareholder Servicing Agreement with the Fund; and

         (2) Shares may not be transferred except to a person who has a net worth (if a natural person, together with assets held jointly with spouse) of more than $1,500,000, who agrees to hold his, her or its shares through a broker or dealer that has entered into a Shareholder Servicing Agreement with the Fund, and who agrees not to transfer the shares except to another person who has a net worth (if a natural person, together with assets held jointly with spouse) of more than $1,500,000 and agrees to comply with the foregoing ownership and transfer restrictions.

         I understand that you, the Fund and its investment adviser are relying on the certification and agreements made herein in determining qualification and suitability as an investor in the Fund. I understand that shares of the Fund are not an appropriate investment for, and may not be acquired by, any person who can not make this certification, and agree to indemnify you and hold you harmless from any liability that you may incur as a result of this certification being untrue in any respect. I understand that it may be a violation of state and federal law for me (or the company) to provide this certification if I know that it is not true. I have read the preliminary or final prospectus for the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that I (or the company) may lose some or all of my (or its) investment. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. I will promptly advise you if any of the statements herein ceases to be true prior to my (or the company's) purchase of shares.


Date:_______________                            By:________________________
                                                Name:

* For this purpose, "private investment company" means a company that would be defined as an investment company under Section 3(a) of the Investment Company Act but for the exception provided from the definition by Section 3(c)(1) of such Act (i.e., not more than 100 security owners).


                                                                     Appendix B

KBW Asset Management Accounts

This appendix contains the investment record of accounts managed by KBW Asset Management or its affiliated or predecessor entities ("KBW Asset Management Accounts"). Personnel associated with KBW Asset Management will act as Portfolio Managers of the Fund's banking/financial services Separate Investment Account. The investment record has not been audited. The investment record contains composite performance data for KBW Asset Management Accounts managed pursuant to investment programs similar to that which will be utilized to manage the Fund's banking/financial services Separate Investment Account. These data have been adjusted to reflect management fees, Incentive Fees and shareholder servicing fees that will be charged by the Fund, but have not been adjusted to reflect the Fund's other proposed expenses, which are expected to be higher than those charged to the KBW Asset Management Accounts, and the payment of a sales charge, which would have reduced the performance shown. Prospective investors should recognize that there are certain differences between the investment policies of the Fund and those of the KBW Asset Management Accounts comprising the composite. Future performance of the Fund will differ from that of the KBW Asset Management Accounts comprising the composite. The KBW Asset Management Accounts are not all subject to the same investment restrictions and limitations imposed on the Fund by the 1940 Act. Were these restrictions and limitations applicable to all these KBW Asset Management Accounts, their performance might have been adversely affected.

These data should be read in conjunction with the notes thereto. Past performance is not necessarily indicative of future performance. Investing in the Fund involves a high degree of risk. You can lose money. Performance and other information contained herein have been obtained by the Fund from sources believed to be accurate, but no warranty is made as to the accuracy or completeness thereof. Information about the S&P 500 Index and the S&P Financials Index has been obtained or derived from sources believed to be reliable but is not warranted as to accuracy or completeness. None of the Fund, KBW Asset Management, the Investment Adviser or CIBC World Markets, nor any of their respective affiliates, has independently verified and is not responsible for this information, and none of the Fund, KBW Asset Management, the Investment Adviser or CIBC World Markets, nor any of their respective affiliates, is responsible for information about the S&P 500 Index or the S&P Financials Index.

The KBW Asset Management Accounts' investment record occurred in a period of primarily strong stock market performance which cannot be assumed over the long term.


Composite Performance Record of KBW Asset Management Accounts

                             KBW Asset                        S&P
Period (a)(b)      Management Accounts (c)(d)(e)        Financials Index (f)        S&P 500 Index (g)
-------------      -----------------------------       ---------------------        -----------------

Year 1995                        2.00%                         7.85%                  6.32%

1st Quarter                     -1.68%                         7.78%                  5.39%
2nd Quarter                      5.10%                         0.81%                  4.42%
3rd Quarter                      9.39%                         7.50%                  3.13%
4th Quarter                     10.44%                         12.89%                 8.37%
-----------                     ------                         ------                 -----
Year 1996                       24.85%                         31.85%                 22.99%

1st Quarter                      9.60%                         4.00%                  2.67%
2nd Quarter                     15.22%                         17.83%                 17.40%
3rd Quarter                     12.80%                         11.47%                 7.50%
4th Quarter                     14.46%                         6.43%                  2.90%
-----------                     ------                         -----                  -----
Year 1997                       63.05%                         45.38%                 33.34%

1st Quarter                     -4.48%                         11.89%                 13.94%
2nd Quarter                      9.86%                         2.96%                  3.24%
3rd Quarter                     -14.95%                       -21.83%                 -9.92%
4th Quarter                     11.12%                         21.68%                 21.34%
-----------                     ------                         ------                 ------
Year 1998                       -0.83%                         9.58%                  28.57%

1st Quarter                     -2.29%                         6.98%                  4.94%
2nd Quarter                      4.55%                         4.60%                  7.03%
3rd Quarter                     -5.17%                        -15.62%                 -6.25%
4th Quarter                     -0.09%                         8.23%                  14.94%
-----------                     ------                         -----                  ------
Year 1999                       -3.22%                         2.19%                  21.03%

1st Quarter                      0.47%                         1.75%                  2.25%
2nd Quarter                      1.65%                         -3.17%                 -2.66%
3rd Quarter                     13.81%                         23.17%                 -0.97%
4th Quarter                      6.63%                         2.04%                  -7.82%
-----------                      -----                         -----                  ------
Year 2000                       23.93%                         23.83%                 -9.15%

1st Quarter                      1.00%                        -10.00%                -11.85%
2nd Quarter                      4.87%                         7.41%                  5.83%
-----------                      -----                         -----                  -----
Year 2001                        5.92%                         -3.33%                -6.72%

Cumulative Return              161.60%                        177.13%               129.93%
November 1, 1995 - June
30, 2001

Compound Annualized             18.50%                         19.71%                15.83%
Return
November 1, 1995 - June
30, 2001

Beta (h)                          0.50                          1.08                  1.00
Standard Deviation (i)           19.50%                        22.98%                16.46%


Notes:

a. Except for 1995 and part of year 2001, all returns are for the calendar year.

b. Returns for 1995 are for the period November 1, 1995 through December
31, 1995.

c. The performance information is for KBW Asset Management Accounts and results from applying an investment philosophy and methodology that is similar to that which is expected to be used by KBW Asset Management personnel serving as the Portfolio Managers of the banking/financial services Separate Investment Account. Future investments, however, will be made under different economic conditions and likely will include different portfolio securities. The performance information is limited and may not reflect performance in different economic cycles. Investors should not assume that they will experience returns in the future comparable to those discussed herein.

d. All returns are through June 30, 2001.

e. At all times under consideration, assets of the KBW Asset Management Accounts were between $25 million and $197.8 million. The performance consists of one account from November 1995 through June 1998, increasing to 5 accounts starting in November 1999.

f. The Standard & Poor's Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the Standard & Poor's 500 Index. The index was developed in 1970. The rate of return of this index has been adjusted to reflect reinvestment of dividends. The statistical data for this index have been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness. KBW Asset Management does not restrict its selection of securities to those comprising this index and will not do so in managing a Separate Investment Account for the Fund. Accordingly, the performance of the KBW Asset Management Accounts set forth above and the performance of this index may not be comparable.

g. The Standard & Poor's Composite Index of 500 Stocks (the "Index") rate of return reflects the percentage increase (or decrease) for each period for the Index. The rate of return of the Index has been adjusted to reflect reinvestment of dividends. The statistical data for the Index have been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness. The Index is a well-known, broad based stock market index which contains only seasoned equity securities. KBWAM does not restrict its selection of securities to those comprising the Index and will not do so in managing the banking/financial services Separate Investment Account. Accordingly, the performance of the KBW Asset Management Accounts set forth above and the performance of the Index may not be comparable.

h. Beta is a measure of systemic risk, or the return that is attributable to market movements. A portfolio with a beta of 1.0 has an expected risk level equal to that of the market (here represented by the S&P 500). Portfolios are considered more risky than the market if their beta is greater than 1.0 or less risky than the market if their beta is less than 1.0.

i. Standard deviation is a gauge of risk that measures the spread of the difference of returns from their average. The more a portfolio's returns vary from its average, the higher the standard deviation.



                                                                     Appendix C

Kilkenny Accounts

This appendix contains the investment record of accounts managed by Kilkenny Capital Management or its affiliated or predecessor entities (collectively, "Kilkenny Accounts"). Personnel associated with Kilkenny will act as Portfolio Managers of the Fund's healthcare/biotechnology Separate Investment Account. The investment record has not been audited. The investment record contains composite performance data for all Kilkenny Accounts managed pursuant to an investment program similar to that which will be utilized to manage the Fund's healthcare/biotechnology Separate Investment Account. These data have been adjusted to reflect management fees, Incentive Fees and shareholder servicing fees that will be charged by the Fund, but have not been adjusted to reflect the Fund's proposed other expenses, which are expected to be higher than those charged to the Kilkenny Accounts, and the payment of a sales charge, which would have reduced the performance shown. Prospective investors should recognize that there are certain differences between the investment policies of the Fund and those of the Kilkenny Accounts comprising the composite. Future performance of the Fund will differ from that of the Kilkenny Accounts comprising the composite. These accounts are not subject to the same investment restrictions and limitations imposed on the Fund by the 1940 Act. Were these restrictions and limitations applicable to the Kilkenny Accounts, their performance might have been adversely affected.

These data should be read in conjunction with the notes thereto. Past performance is not necessarily indicative of future performance. Investing in the Fund involves a high degree of risk. You can lose money. Performance and other information contained herein have been obtained by the Fund from sources believed to be accurate, but no warrant is made as to the accuracy or completeness thereof. Information about the S&P 500 Index and the S&P Healthcare Composite has been obtained or derived from sources believed to be reliable but is not warranted as to accuracy or completeness. None of the Fund, Kilkenny, the Investment Adviser or CIBC World Markets, nor any of their respective affiliates, has independently verified and is not responsible for this information, and none of the Fund, Kilkenny, the Investment Adviser or CIBC World Markets, nor any of their respective affiliates, is responsible for information about the S&P 500 Index or the S&P Healthcare Composite.

The Kilkenny Accounts investment record occurred in a period of primarily strong stock market performance, especially in the healthcare/biotechnology sector, which cannot be assumed over the long term.

Composite Performance Record of Kilkenny Accounts


                       Kilkenny            S&P Health
Period (a)(b)     Accounts (c)(d)(e)   Care Composite (f)     S&P 500 Index (g)
-------------     ------------------   ------------------     -----------------

2nd Quarter             2.72%                6.47%                  6.27%
3rd Quarter            31.70%                13.16%                 8.06%
4th Quarter             9.68%                12.93%                 5.99%
-----------             -----                ------                 -----
Year 1995              48.37%                36.06%                 21.71%

1st Quarter             5.55%                3.53%                  5.39%
2nd Quarter             5.92%                3.51%                  4.42%
3rd Quarter             4.04%                6.14%                  3.13%
4th Quarter             4.89%                4.36%                  8.37%
-----------             -----                -----                  -----
Year 1996              21.99%                18.69%                 22.99%

1st Quarter            -1.41%                 4.35%                 2.67%
2nd Quarter             1.77%                 25.18%                17.40%
3rd Quarter            11.45%                 -1.02%                7.50%
4th Quarter            -0.10%                 9.42%                 2.90%
-----------            ------                 -----                 -----
Year 1997              11.71%                 41.46%                33.34%

1st Quarter             4.20%                 16.64%                13.94%
2nd Quarter            -4.15%                 7.46%                 3.24%
3rd Quarter            -4.45%                 -0.50%                -9.92%
4th Quarter            17.90%                 14.33%                21.34%
-----------            ------                 ------                ------
Year 1998              12.51%                 42.58%                28.57%

1st Quarter            -4.78%                 4.13%                 4.94%
2nd Quarter             6.99%                 -5.12%                7.03%
3rd Quarter            17.36%                 -9.96%                -6.25%
4th Quarter            49.20%                 2.12%                 14.94%
-----------            ------                 -----                 ------
Year 1999                78.40%               -9.16%                21.03%

1st Quarter            41.27%                 0.20%                 2.25%
2nd Quarter            10.61%                 22.67%                -2.66%
3rd Quarter             8.38%                 -1.08%                -0.97%
4th Quarter            -5.92%                 10.52%                -7.82%
-----------            ------                 ------                ------
Year 2000              59.32%                 34.38%                -9.15%

1st Quarter            -7.19%                -15.15%               -11.85%
2nd Quarter            19.92%                 -1.49%                5.83%
-----------            ------                 ------                -----
Year 2001              11.30%                -16.41%                -6.72%

Cumulative Return      619.61%               163.21%               232.39%
May 1, 1995 -
June 30, 2001

Compound Annualized
Return                 37.69%                 21.49%               16.98%
May 1, 1995 -
June 30, 2001

Beta (h)                0.21                   0.63                 1.00

Standard Deviation (i) 35.51%                 18.82%               15.89%

Notes:

a. Except for 1995 and part year 2001, all returns are for the calendar year.

b. Returns for 1995 are for the period May through December 1995.

c. The performance information is for accounts managed by Killenny and results from applying an investment philosophy and methodology that is similar to that which is expected to be used by Kilkenny personnel serving as the Portfolio Managers of the healthcare/biotechnology Separate Investment Account. Future investments, however, will be made under different economic conditions and likely will include different portfolio securities. The performance information is limited and may not reflect performance in different economic cycles. Investors should not assume that they will experience returns in the future comparable to those discussed herein.

d. All returns are through June 30, 2001.

e. At all times under consideration, assets of the Kilkenny Accounts were between $2.2 million and $135.5 million. The performance consists of one account from May 1995 through June 1998 and from October 1999 through March 2000, and two accounts from July 1998 through September 1999, and again beginning in April 2000.

f. The Standard & Poor's Health Care Composite is a capitalization-weighted index of all of the stocks in the Standard & Poor's 500 that are involved in the business of health care related products or services. The index was developed with a base value of 100 as of January 14, 1987. The rate of return of this index has been adjusted to reflect reinvestment of dividends. The statistical data for this index have been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness. Kilkenny does not restrict its selection of securities to those comprising this index and will not do so in managing a Separate Investment Account for the Fund. Accordingly, the performance of the Kilkenny Accounts set forth above and the performance of this index may not be comparable.

g. The Standard & Poor's Composite Index of 500 Stocks (the "Index") rate of return reflects the percentage increase (or decrease) for each period for the Index. The rate of return of the Index has been adjusted to reflect reinvestment of dividends. The statistical data for the Index have been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness. The Index is a well-known, broad based stock market index which contains only seasoned equity securities. Kilkenny does not restrict its selection of securities to those comprising the Index and will not do so in managing a Separate Investment Account for the Fund. Accordingly, the performance of the Kilkenny Accounts set forth above and the performance of the Index may not be comparable.

h. Beta is a measure of systemic risk, or the return that is attributable to market movements. A portfolio with a beta of 1.0 has an expected risk level equal to that of the market (here represented by the S&P 500). Portfolios are considered more risky than the market if their beta is greater than 1.0 or less risky than the market if their beta is less than 1.0.

i. Standard deviation is a gauge of risk that measures the spread of the difference of returns from their average. The more a portfolio's returns vary from its average, the higher the standard deviation.

                                                                     Appendix D

CIBC World Markets Technology Sector Accounts

This appendix contains the investment record of certain accounts managed by CIBC World Markets or its affiliated or predecessor entities ("CIBC World Markets Technology Sector Accounts"). Personnel affiliated with CIBC World Markets will act as Portfolio Managers of the Fund's technology Separate Investment Account. The investment record has not been audited. The investment record contains composite performance data for all accounts managed by CIBC World Markets pursuant to an investment program similar to that which will be utilized to manage Fund's technology Separate Investment Account. These data have been adjusted to reflect management fees, Incentive Fees and shareholder servicing fees that will be charged by the Fund, but have not been adjusted to reflect the Fund's proposed other expenses, which are expected to be higher than those charged to the accounts, and the payment of a sales charge, which would have reduced the performance shown. Prospective investors should recognize that there are certain differences between the investment policies of the Fund and those of the accounts comprising the composite. Future performance of the Fund will differ from that of the accounts comprising the composite. These accounts are not all subject to the same investment restrictions and limitations imposed on the Fund by the Investment Company Act of 1940. Were these restrictions and limitations applicable to all these accounts, their performance might have been adversely affected.

These data should be read in conjunction with the notes thereto. Past performance is not necessarily indicative of future performance. Investing in the Fund involves a high degree of risk. You can lose money. Performance and other information contained herein have been obtained by the Fund from sources believed to be accurate, but no warranty is made as to the accuracy or completeness thereof. Information about the S&P 500 Index and the S&P Technology Index has been obtained or derived from sources believed to be reliable but is not warranted as to accuracy or completeness. None of the Fund, the Investment Adviser or CIBC World Markets, nor any of their respective affiliates, has independently verified and is not responsible for this information, and none of the Fund, the Investment Adviser or CIBC World Markets, nor any of their respective affiliates, is responsible for information about the S&P 500 Index or the S&P Technology Index.

The CIBC World Markets Technology Sector Accounts investment record occurred in a period of primarily strong stock market performance, especially in the technology sector, which cannot be assumed over the long term.
Composite Performance Record of CIBC World Markets Technology Sector Accounts

                    CIBC World Markets
                     Technology Sector         S&P
Period (a)(b)       Accounts (c)(d)(e)    Technology Index(f)  S&P 500 Index(g)
-------------       -------------------   -------------------  ----------------


3rd Quarter                5.51%                     9.38%            3.13%
4th Quarter                1.99%                     13.04%           8.37%
-----------                -----                     ------           -----
Year 1996                  7.61%                     23.64%           11.77%

1st Quarter                6.93%                     0.53%            2.67%
2nd Quarter                18.92%                    21.83%           17.40%
3rd Quarter                26.22%                    16.84%           7.50%
4th Quarter                -6.94%                   -12.29%           2.90%
-----------                ------                   -------           -----
Year 1997                  49.37%                    25.50%           33.34%

1st Quarter                12.64%                    20.58%           13.94%
2nd Quarter                5.96%                     8.29%            3.24%
3rd Quarter                -7.81%                    -1.44%           -9.92%
4th Quarter                29.04%                    33.92%           21.34%
-----------                ------                    ------           ------
Year 1998                  41.99%                    72.36%           28.57%

1st Quarter                15.37%                    11.88%           4.94%
2nd Quarter                7.72%                     11.36%           7.03%
3rd Quarter                2.32%                     4.33%            -6.25%
4th Quarter                53.38%                    34.50%           14.94%
-----------                ------                    ------           ------
Year 1999                  95.05%                    74.84%           21.03%

1st Quarter                18.50%                    13.25%           2.25%
2nd Quarter                -7.03%                    -9.17%           -2.66%
3rd Quarter                5.12%                    -13.69%           -0.97%
4th Quarter               -13.55%                   -32.48%           -7.82%
-----------               -------                   -------           ------
Year 2000                  0.13%                    -40.06%           -9.15%

1st Quarter                -8.36%                   -24.78%          -11.85%
2nd Quarter                11.20%                    12.03%           5.83%
-----------                ------                    ------           -----
Year 2001                  1.90%                    -15.74%           -6.72%

Cumulative Return
July 1, 1996 -
June 30, 2001            354.20%                    136.19%           96.53%

Compound Annualized
Return
July 1, 1995 -
June 30, 2001             35.35%                     18.76%           14.47%

Beta (h)                   0.97                       1.67             1.00

Standard Deviation (i)    27.10%                     35.94%           17.44%

Notes:

a. Except for 1996 and part year 2001, all returns are for the calendar year.

b. Returns for 1996 are for the period July through December 1996.

c. The performance information is for accounts managed by CIBC World Markets and results from applying an investment philosophy and methodology that is similar to that which is expected to be used by CIBC World Markets personnel serving as the Portfolio Managers of the technology Separate Investment Account. Future investments, however, will be made under different economic conditions and likely will include different portfolio securities. The performance information is limited and may not reflect performance in different economic cycles. Investors should not assume that they will experience returns in the future comparable to those discussed herein.

d. All returns are through June 30, 2001.

e. At all times under consideration, assets of the CIBC World Markets accounts were between $1 million and $650 million. The performance consists of one account from July 1996 through November 1997, increasing to three accounts beginning in May 1999.

f. The Standard & Poor's Technology Index is a capitalization-weighted index of all stocks designed to measure the performance of the technology sector of the Standard & Poor's 500 Index. The index was developed commencing with the period 1941-43.

g. The Standard & Poor's Composite Index of 500 Stocks (the "Index") rate of return reflects the percentage increase (or decrease) for each period for the Index. The rate of return of the Index has been adjusted to reflect reinvestment of dividends. The statistical data for the Index have been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness. The Index is a well-known, broad based stock market index which contains only seasoned equity securities. CIBC World Markets does not restrict its selection of securities to those comprising the Index and will not do so in managing a Separate Investment Account for the Fund. Accordingly, the performance of CIBC World Markets Technology Sector Accounts set forth above and the performance of the Index may not be comparable.

h. Beta is a measure of systemic risk, or the return that is attributable to market movements. A portfolio with a beta of 1.0 has an expected risk level equal to that of the market (here represented by the S&P 500). Portfolios are considered more risky than the market if their beta is greater than 1.0 or less risky than the market if their beta is less than 1.0.

i. Standard deviation is a gauge of risk that measures the spread of the difference of returns from their average. The more a portfolio's returns vary from its average, the higher the standard deviation.

                                                                     Appendix E

Pro Forma Combined Composite Accounts

This appendix contains a pro forma combined presentation of the sector-specific performance composites for the KBW Asset Management Accounts, Kilkenny Accounts and the CIBC World Markets Technology Sector Accounts which is heretofore set forth separately in Appendices B-D. These data have not been audited. These data have been adjusted to reflect management fees, Incentive Fees and shareholder servicing fees that will be charged by the Fund, but have not been adjusted to reflect the Fund's proposed expenses, which are expected to be higher than those charged to the accounts, and the payment of a sales charge, which would have reduced the performance shown. Prospective investors should recognize that there are certain differences between the investment policies of the Fund and those of the KBW Asset Management Accounts, Kilkenny Accounts and the CIBC World Markets Technology Sector Accounts, which comprise the composite. Future performance of the Fund will differ from that of KBW Asset Management Accounts, Kilkenny Accounts and the CIBC World Markets Technology Sector Accounts, which comprise the composite. The KBW Asset Management Accounts, Kilkenny Accounts and the CIBC World Markets Technology Sector Accounts are not all subject to the same investment restrictions and limitations imposed on the Fund by the 1940 Act. Were these restrictions and limitations applicable to all these accounts, their performance might have been adversely affected.

These data should be read in conjunction with the notes thereto. Past performance is not necessarily indicative of future performance. Investing in the Fund involves a high degree of risk. You can lose money. Performance and other information contained herein have been obtained by the Fund from sources believed to be accurate, but no warrant is made as to the accuracy or completeness thereof.

The returns of the KBW Asset Management Accounts, Kilkenny Accounts and the CIBC World Markets Technology Sector Accounts which comprise the composite set forth below occurred in a period of primarily strong stock market performance, especially in these sectors, which cannot be assumed over the long term.

              Pro Forma Combined Three
Year          Composite Accounts (a)(b)  Sector Composite(c)   S&P 500 Index(d)
----          -------------------------  --------------------  ----------------

1996                     12.52%              18.59%                11.77%
1997                     41.38%              37.45%                33.34%
1998                     17.89%              41.51%                28.57%
1999                     56.74%              22.62%                21.03%
2000                     27.79%               6.05%                -9.15%
2001                     6.37%               -11.83%               -6.72%

Cumulative
Return
1996 - 2001             299.58%              133.56%               96.53%

Compound
Annualized
Return 1996 - 2001       31.92%              18.49%                14.47%

Beta (e)                  0.19                1.12                  1.00

Standard Deviation (f)   34.29               26.82%                17.44%


Notes:

a. The cumulative performance herein set forth assumes that the Separate Investment Accounts will be allocated assets equally and will be rebalanced to equal portions annually. These data assume that there will be no intra-year capital inflows and outflows. As the Fund will conduct quarterly tenders of shares and will continuously off its shares, the occurrence of such inflows and outflows may adversely affect the actual performance of the Fund. Likewise, the Three Sector Composite data are presented herein in a manner consistent with an equal allocation of assets rebalanced annually. The performance information included herein is limited and may not reflect performance in different economic cycles. Investors should not assume that they will experience returns in the future comparable to those discussed herein.

b. All returns are for the calendar year except for July through December 1996 and part year 2001.

c. See Appendices B-D for the descriptions of the S&P Financials Index, the S&P Healthcare composite and the S&P Technology index, which make up the combined composite data presented herein.

d. The Standard & Poor's Composite Index of 500 Stocks (the "Index") rate of return reflects the percentage increase (or decrease) for each period for the Index. The rate of return of the Index has been adjusted to reflect reinvestment of dividends. The statistical data for the Index has been obtained from sources believed to be reliable but which are not warranted as to accuracy or completeness. The Index is a well-known, broad based stock market index which contains only seasoned equity securities. The Separate Investment Accounts will not be restricted in their selection of securities to those comprising the Index. Accordingly, the performance of the cumulative composite set forth above and the performance of the Index may not be comparable.

e. Beta is a measure of systemic risk, or the return that is attributable to market movements. A portfolio with a beta of 1.0 has an expected risk level equal to that of the market (here represented by the S&P 500). Portfolios are considered more risky than the market if their beta is greater than 1.0 or less risky than the market if their beta is less than 1.0.

f. Standard deviation is a gauge of risk that measures the spread of the difference of returns from their average. The more a portfolio's returns vary from its average, the higher the standard deviation.


                              BACK COVER PAGE



    Until [ ], 2002, all dealers effecting transactions in the shares, whether or not participating in this distribution, may be required to deliver a prospectus. This is in addition to the obligations of dealers to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.






                   ADVANTAGE ADVISERS MULTI-SECTOR FUND I

This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of Advantage Advisers Multi-Sector Fund I (the "Fund"), dated [ ] , 2001. A copy of the prospectus may be obtained by contacting the Fund at the telephone numbers or address [ ].

The information in this SAI is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                             TABLE OF CONTENTS

ADDITIONAL INVESTMENT POLICIES................................................1
------------------------------
INVESTMENT ADVISORY AND OTHER SERVICES........................................9
--------------------------------------
BOARD OF TRUSTEES AND OFFICERS...............................................10
------------------------------
ADDITIONAL POTENTIONAL CONFLICTS OF INTEREST.................................14
--------------------------------------------
TAXES........................................................................15
-----
BROKERAGE....................................................................18
---------
GENERAL INFORMATION..........................................................19
-------------------
INDEPENDENT AUDITORS REPORT..................................................21
---------------------------
STATEMENT OF ASSETS AND LIABILITIES..........................................22
-----------------------------------

                       ADDITIONAL INVESTMENT POLICIES


                  The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.


Fundamental Policies

                  The Fund has adopted the following six fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act):

                  (1) The Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry [what about financial, is it an industry for SEC purposes see S & P];

                  (2) The Fund will not issue senior securities representing stock, but may borrow money from banks, brokers and other lenders, and may engage in transactions involving the issuance by the Fund of "senior securities" representing indebtedness, to the extent permitted by the 1940 Act.

                  (3) The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

                  (4) The Fund will not make loans of money or securities to other persons, except through purchasing debt securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

                  (5) The Fund will not purchase or sell commodities, commodity contracts, foreign currency, futures or futures contracts.

                  (6) The Fund will not purchase, hold or deal in real estate, but may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

                  The investment objective of the Fund (as set forth in the prospectus) is also fundamental and may not be changed without a vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act).

                  Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, (i) of 67 percent or more of the voting securities present at the meeting, if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50 percent of the outstanding voting securities of the Fund, whichever is less.

                  With respect to these investment restrictions, and other policies described herein and in the prospectus, if a percentage restriction is adhered to at the time of entering into the investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of the restriction or policy. In addition to the restrictions contained in the fundamental investment policies stated above, the Fund is subject to certain restrictions imposed by the 1940 Act on registered investment companies, including restrictions with respect to its investment in the securities of other investment companies, insurance companies and companies engaged in certain securities related businesses.

Banking Regulation/Restrictions

                  The Bank Holding Company Act of 1956, as amended (the "Bank Holding Company Act"), together with the rules and regulations of the Board of Governors of the Federal Reserve System (the "Federal Reserve"), currently impose certain restrictions on the ability of bank holding companies and their subsidiaries to own equity securities of certain issuers. The parent company of the Investment Adviser and CIBC World Markets is Canadian Imperial Bank of Commerce ("CIBC"), which is subject to the Bank Holding Company Act.

                  In particular, CIBC generally may not own or control, directly or indirectly, 5% or more of the outstanding shares of any class of voting securities or 25% or more of the outstanding equity (including subordinated debt) of certain issuers (the "Equity Limit"). Because CIBC may be deemed to control the Fund within the meaning of the Bank Holding Company Act, the Fund's holdings of all such securities will be aggregated with those of CIBC and its subsidiaries (including CIBC World Markets) for purposes of calculating the Equity Limit. Consequently, the Fund generally will be unable to purchase equity securities that, when taken together with the equity securities of an issuer owned or controlled by CIBC and its subsidiaries, would cause the Equity Limit to be exceeded. In addition, CIBC and its subsidiaries generally will be precluded under the Bank Holding Company Act from exerting a "controlling influence over the management or policies" of a company with business activities in the United States. Consequently, activities in relation to companies in which the Fund may invest will need to be conducted so as not to result in a determination of "control" within the meaning of the Bank Holding Company Act.

                  Under the Bank Holding Company Act, a foreign bank or a bank holding company, if it meets certain criteria, may become a financial holding company and engage (and may acquire companies engaged) in a wide range of activities that are "financial in nature" (or, in some circumstances, "incidental" or "complementary" to financial activities), including certain banking, securities, merchant banking and insurance activities. The Bank Holding Company Act does not authorize bank holding companies or financial holding companies to engage in activities that are not financial in nature. As of March 13, 2000, CIBC became a financial holding company.

                  As a financial holding company, CIBC may in the future elect to treat the Fund as part of its merchant banking activities. If CIBC were to elect to treat the Fund as part of its merchant banking activities, the Equity Limit would no longer apply to the Fund and the Fund would become subject to the provisions of the Bank Holding Company Act governing merchant banking activities by affiliates of financial holding companies. As a result, certain features of the Fund's structure and business plan may be modified and the organizational documents of the Fund may be amended to effect such modifications.

                  The Federal Reserve and the U.S. Department of Treasury have issued a final regulation (the "Banking Regulation") governing the merchant banking activities of a financial holding company that would become applicable to the Fund if CIBC elected to conduct merchant banking activities by investment in or through the Fund. The Banking Regulation would impose: limitations on the involvement of the Fund, the Investment Adviser and CIBC (and its subsidiaries and affiliates) in the routine management and operations of a Portfolio Company of the Fund (each, a "Portfolio Company"); possible limitations on certain transactions between U.S. banking offices and any depository institution subsidiaries of CIBC (the "U.S. Banking Offices") and certain Portfolio Companies; possible limitations on cross-marketing by the U.S. Banking Offices with the Fund and certain Portfolio Companies; and limitations on the duration of the Fund's investment in a Portfolio Company. (Under the Banking Regulation, the duration of investments by the Fund in a Portfolio Company would be limited to a maximum of 10 years.) Certain record keeping and reporting requirements mandated by the Banking Regulation also would become applicable to the Fund.

                  If CIBC were to elect to treat the Fund as part of its merchant banking activities, in order to ensure compliance with the Banking Regulation, the participation of the Investment Adviser and the Fund in the management and operation of the Portfolio Companies would be limited and restricted in certain ways. If the Fund acquired control of a Portfolio Company and appointed its representatives to the board of directors, the Banking Regulation would permit the Fund (through its representatives on the board of directors) to exercise customary oversight over the operations and management of the Portfolio Company. However, the Banking Regulation would restrict the Fund's representatives from becoming officers, employees or agents of the Portfolio Company, from exercising control (by contract or otherwise) of the routine business decisions of the Portfolio Company, and from otherwise becoming involved in the day-to-day operations of the Portfolio Company. Nonetheless, the Banking Regulation would permit the Fund's representatives to become involved in the routine management and operation of the Portfolio Company, for up to nine months (or such longer period as the Federal Reserve may approve), when such intervention is necessary to address a material risk to the value or operation of the Portfolio Company.

                  If in the future CIBC ceased to qualify as a financial holding company under the regulations of the Federal Reserve, additional restrictions might be imposed on the Fund's activities (such as restrictions on the Fund's acquisition of Portfolio Companies, which may include the Equity Limit), or CIBC may be required to divest or restructure its interests in the Fund. Investments in banks, thrifts, bank holding companies and thrift holding companies are subject to certain limits and approval requirements established by federal and state banking laws, including the Bank Holding Company Act. Accordingly, the Fund may limit its investments in such entities.

                  The Fund would also no longer be subject to the Equity Limit in the event that CIBC was no longer deemed to "control" the Fund for purposes of the Bank Holding Company Act. At such time, the Fund would be operated so as to ensure that it continued to not be viewed as "controlled" by CIBC under the Bank Holding Company Act.

                  The Investment Adviser does not expect that the restrictions imposed by the Bank Holding Company Act will adversely impact the investment operations of the Fund.

Certain Portfolio Securities and Other Investment Policies

                  Equity Securities. A significant portion of the Separate Accounts' respective investment portfolios normally will consist of long and short positions in common stocks and other equity securities including, but not limited to, preferred stocks, convertible preferred stocks and convertible debt securities. The values of equity securities change in response to many factors, including, but not limited to, the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.

                  The Separate Accounts' investments will include securities that are listed on foreign and U.S. securities exchanges as well as unlisted securities that are traded over-the-counter. Equity securities of companies traded over-the-counter and on foreign exchanges may not be traded in the volumes typically found on a national securities exchange in the U.S. Consequently, a Separate Account may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than is required to dispose of the securities of U.S. exchange listed companies.

                  There is no minimum required market capitalization of the companies in which a Separate Account may invest, and a Separate Account may invest a significant portion of its assets in securities of companies having smaller market capitalization. Investments in companies with smaller market capitalizations are generally riskier than investments in larger, well-established companies. Smaller companies often are more recently formed than larger companies and may have limited product lines, distribution channels and financial and managerial resources. There is often less publicly available information about these companies than there is for larger, more established issuers, making it more difficult for the Investment Adviser or the Portfolio Managers to analyze the value of such companies. The equity securities of smaller companies are often traded over-the-counter and those securities may not be traded in the volume typical for securities that are traded on a national securities exchange. Consequently, a Separate Account may be required to sell these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies. In addition, the prices of the securities of smaller companies may be more volatile than those of larger companies. These companies may not be well known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Additionally, the securities of these companies may be more volatile in price and have less liquidity than the securities of companies having larger market capitalization.

                  Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

                  Preferred Stocks. Preferred stock generally has a preference over an issuer's common stock as to dividends and upon liquidation, but it ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

                  Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their debt characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Investments by the Separate Accounts in convertible securities will generally be considered as equity securities.

                  The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a debt security.

                  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objective.

                  Bonds and Other Debt Securities. A Separate Account may invest a portion of its assets in bonds and other debt securities when, in the judgment of the Investment Adviser (subject to any policies established by the Board of Trustees), such investments are warranted. In addition, a Separate Account may invest in high quality debt securities for temporary defensive purposes and to maintain liquidity. Debt securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

                  A Separate Account may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Investment Adviser to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. A Separate Account will not invest more than 20% of its total assets in non-convertible debt securities which have not received an investment grade rating from at least one NRSRO.

                  Leverage. The Fund may borrow money for the purchase of securities by a Separate Account, a practice known as "leverage." The use of leverage involves certain risks. In this regard, the Fund for a Separate Account may make margin purchases of securities, borrow money from banks and enter into reverse repurchase agreements. The Fund may also borrow money for temporary or emergency purposes or in connection with the repurchase of shares.

                  Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions. This involves the transfer of the underlying security to a counterparty in exchange for cash proceeds based on a percentage (which can be as high as 95% to 100%) of the value of the debt instrument.

                  Although leverage will increase investment return if a Separate Account earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Separate Account fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of the value of a Separate Account. In the event that a Separate Account's equity or debt instruments decline in value, the Separate Account could be subject to a "margin call" or "collateral call," pursuant to which the Separate Account must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of the Separate Account's assets, the Separate Account might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. A Separate Account also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

                  The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness), measured at the time the Fund or any Separate Account incurs the indebtedness. The staff of the Securities and Exchange Commission's Division of Investment Management (the "SEC Staff") takes the position that short sales of securities, reverse repurchase agreements, use of margin, sales of put and call options on specific securities or indices, investments in certain other types of instruments (including certain derivatives such as swap agreements), and the purchase and sale of securities on a when-issued or forward commitment basis, may be deemed to constitute indebtedness subject to the Asset Coverage Requirement. Compliance with the Asset Coverage Requirement will be monitored by the Investment Adviser.

                  The SEC Staff has stated that it will not deem a portfolio position involving such instruments to be subject to the Asset Coverage Requirement if an investment company "covers" its position by segregating liquid securities on its books or in an account with its custodian in amounts sufficient to offset the liability associated with the position. Generally, in conjunction with portfolio positions that are deemed to constitute senior securities, the Fund (which includes each Separate Account) must: (i) observe the Asset Coverage Requirement; (ii) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (iii) otherwise cover the portfolio position with offsetting portfolio securities. Segregation of assets or covering portfolio positions with offsetting portfolio securities may limit the Fund's ability to otherwise invest those assets or dispose of those securities.

                  In order to obtain "leveraged" market exposure in certain investments and to increase the overall return to a Separate Account of various investments, the Separate Account may purchase options and other derivatives or synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.

                  Short Sales. A Portfolio Manager may attempt to limit exposure to a possible market decline in the value of its Separate Account through short sales of securities of companies that it (subject to any policies established by the Board) believes possess volatility characteristics similar to those being hedged. In addition, a Portfolio Manager may use short sales for non-hedging purposes to pursue its investment objective. To effect a short sale, a Separate Account will borrow a security from a brokerage firm to make delivery to the buyer. The Separate Account is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Separate Account is required to pay to the brokerage firm any accrued interest or dividend and may be required to pay a premium.

                  A Separate Account will realize a gain if the borrowed security declines in price between the date of the short sale and the date on which the Separate Account replaces the security. The Separate Account will incur a loss if the price of the borrowed security increases between those dates. This loss can increase rapidly and without effective limit. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Separate Account may be required to pay in connection with a short sale. There is a risk that the borrowed securities would need to be returned to the brokerage firm on short notice. If a request for return of securities occurs at a time when other short sellers of the same security are receiving similar requests, a "short squeeze" can occur, wherein the Separate Account might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market, possibly at prices significantly in excess of the price at which the securities were sold short. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short selling may exaggerate the volatility of the value of a Separate Account. Short selling may also produce higher than normal portfolio turnover and may result in increased transaction costs to the Fund and shareholders.

                  Reverse Repurchase Agreements. Reverse repurchase agreements involve a Separate Account's sale of a security to a bank or securities dealer and the Separate Account's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Separate Account. Reverse repurchase transactions are a form of leverage which may also increase the volatility of a Separate Account. The Fund has adopted specific policies designed to minimize certain of the risks of loss associated with reverse repurchase transactions.

                  Special Investment Instruments and Techniques. A Portfolio Manager may utilize a variety of special investment instruments and techniques (described below) to hedge its investment portfolio against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue the Fund's investment objective. These strategies may be executed through derivative transactions. The instruments a Portfolio Manager may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that a Portfolio Manager may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions to pursue the Fund's investment objective.

                  Call and Put Options on Individual Securities. A Portfolio Manager may purchase call and put options in respect of specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

                  A covered call option written by a Separate Account is a call option with respect to which the Separate Account owns the underlying security. The sale of such an option exposes the Separate Account during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option written by a Separate Account is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund's books or with the Fund's custodian to fulfill the obligation undertaken. The sale of such an option exposes the Separate Account during the term of the option to a decline in price of the underlying security while depriving the Separate Account of the opportunity to invest the segregated assets.
                  A Separate Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Separate Account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Separate Account would ordinarily make a similar "closing sale transaction," which involves liquidating the Separate Account's position by selling the option previously purchased, although the Separate Account would be entitled to exercise the option should it deem it advantageous to do so. A Separate Account may also invest in so-called "synthetic" options or other derivative instruments written by broker-dealers.

                  Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, a Separate Account bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. These options may also be illiquid and, in such cases, the Separate Account may have difficulty closing out its position. Over-the-counter options purchased and sold by a Separate Account may also include options on baskets of specific securities.

                  Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the value of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

                  Call and Put Options on Securities Indices. A Separate Account may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment strategy and the Fund's investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options for hedging purposes will depend upon the extent to which price movements in the Separate Account correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Separate Account will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use of options on stock indexes will be subject to a Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

                  Additional Derivative Transactions. A Separate Account may take advantage of opportunities in the area of swaps, options on various underlying instruments, swaptions and certain other customized derivative instruments. In addition, a Separate Account may take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use by a Separate Account or which are currently not available, but which may be developed, to the extent such opportunities are both consistent with the Portfolio Manager's investment strategy and the Fund's investment objective and legally permissible for the Fund. Special risks may apply to instruments that are invested in by a Separate Account in the future, which risks cannot be determined at this time or until such instruments are developed or invested in by a Separate Account.

                  A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or "notional", amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps or equity swaps, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease a Separate Account's investment exposure to the particular interest rate, currency, commodity or equity involved. A swaption is an option entitling one party to enter into a swap agreement with the counterparty. In addition to swaps and swaptions, a Separate Account may become a party to various other customized derivative instruments entitling the counterparty to certain payments on the gain or loss on the value of an underlying or referenced instrument. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, swaps and other derivatives can involve significant economic leverage and may, in some cases, involve significant risks of loss.

                  Lending Portfolio Securities. The Fund may lend securities of a Separate Account to domestic and foreign brokers, dealers and financial institutions. These loans will be secured by collateral (consisting of cash, U.S. Government Securities or irrevocable letters of credit) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may at any time call the loan and obtain the return of the securities loaned. The Fund will be entitled to payments equal to the interest and dividends on the loaned security and may receive a premium for lending the securities. Lending portfolio securities may result in income to the Fund, but there may be delays in the recovery of the loaned securities or a loss of rights in the collateral supplied should the borrower fail financially. Securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value.

                  When-Issued and Forward Commitment Securities. A Separate Account may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by the Separate Account to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Separate Account. When-issued securities and forward commitments may be sold prior to the settlement date. If a Separate Account disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions by Separate Accounts in the aggregate will be subject to the Fund's limitation on indebtedness unless, at the time the Separate Account enters into such a transaction, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold on a forward basis will not honor its purchase obligation. In such cases, the Separate Account may incur a loss.

                  Restricted and Illiquid Investments. Although the Separate Accounts will invest primarily in publicly traded securities, the Investment Advisory Agreement permits the Investment Adviser to invest up to 15% of the value of the Fund's total assets (measured at the time of investment) in investments that are illiquid. These investments may include restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional markets for unregistered securities and the importance of institutional investors in the formation of capital, the Securities and Exchange Commission has adopted Rule 144A under the 1933 Act, which is designed to further facilitate efficient trading among qualified institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by any Separate Account qualify under Rule 144A, and an institutional market develops for those securities, the Separate Account likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could have the effect of increasing the level of the Fund's illiquidity. The Fund may adopt procedures under which certain Rule 144A securities will not be deemed to be subject to the 15% of total assets limitation on investments in illiquid securities, if certain criteria are satisfied with respect to those securities and the market therefor. Foreign securities that can be freely sold in the markets in which they are principally traded are not considered by the Fund to be restricted or illiquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States. Repurchase agreements with maturities of more than seven days will be treated as illiquid.

                  Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time a Separate Account may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, a Separate Account might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.

                  Restricted securities and illiquid investments involve the risk that the securities will not be able to be sold at the time desired by a Portfolio Manager or at prices approximating the value at which the Separate Account is carrying the securities. As a result, in determining the proportion of the value of its total assets that will be invested in restricted and illiquid investments, the Fund will consider the need to maintain an adequate level of liquidity in its portfolio in order for the Fund to fund the repurchase of shares from shareholders without unnecessarily adversely impacting the value of the Fund's portfolio. See "Repurchase Offers" in the Prospectus.

                  Temporary Investments. For defensive purposes, a Portfolio Manager may temporarily invest all or a substantial portion of its Separate Account's assets in high quality debt securities, including money market instruments, or may temporarily hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances. Securities will be deemed to be of high quality if they are rated in the top three categories by an NRSRO or, if unrated, are determined to be of comparable quality by the Investment Adviser. Money market instruments are high quality, short-term debt obligations (which generally have remaining maturities of one year or less), and may include:
U.S. Government Securities; commercial paper; certificates of deposit and banker's acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation; and repurchase agreements for U.S. Government Securities. In lieu of purchasing money market instruments, a Portfolio Manager may purchase shares of money market mutual funds that invest primarily in U.S. Government Securities and repurchase agreements involving those securities, subject to certain limitations imposed by the 1940 Act.

                  A Separate Account may also invest in money market instruments or purchase shares of money market mutual funds pending investment of its assets in equity securities or non-money market fixed-income securities, or to maintain such liquidity as may be necessary to effect repurchases of shares or for other purposes.

                  Repurchase agreements are agreements under which the Fund or a Separate Account purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund or a Separate Account at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Fund's or a Separate Account's right to dispose of the securities may be restricted, or the value of the securities may decline before the disposition of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund or a Separate Account may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the disposition of them. If the Fund or a Separate Account enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund or a Separate Account may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result. The Fund has adopted specific policies designed to minimize certain of the risks of loss from the Fund's repurchase agreement transactions.

                  Share Repurchases. The Fund may not suspend or postpone a repurchase offer except pursuant to a vote of a majority of the Board, including a majority of the Disinterested Trustees, and only:

                      o If the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

                      o For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

                      o For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or

                        o For such other periods as the SEC may by order permit for the protection of securityholders of the Fund.


                   INVESTMENT ADVISORY AND OTHER SERVICES


                  Subject to the control of the Board, the Investment Adviser manages the assets of the Fund and administers its business and affairs pursuant to an investment advisory agreement (the "Investment Advisory Agreement"). The Investment Advisory Agreement was approved by the Board (including a majority of the Independent Trustees), at a meeting held in person on [ ], 2001, and approved on that date by the then sole shareholder of the Fund.

                  The Investment Adviser is responsible, subject to the supervision of the Board, for formulating a continuing investment program for the Fund. It makes all decisions regarding the Fund's assets, including monitoring compliance with the investment objective and policies of the Fund. [The Investment Adviser makes all decisions regarding investment strategies and styles to be pursued by the Portfolio Managers on behalf of the Fund (subject to the supervision of the Board).]

                  The Investment Advisory Agreement provides that, in consideration for providing certain management services and for certain administrative services (provided by the Investment Adviser or an affiliate), the Investment Adviser shall be entitled to receive a management fee and Incentive Fees, as set forth under "Fees and Expenses" in the prospectus. The management fee and Incentive Fee arrangements between the Fund and the Investment Adviser were also approved in person by the Board (including a majority of the Independent Trustees), and by vote of the then sole shareholder of the Fund, on [ ], 2001.

                  Management services provided by the Investment Adviser will include, among others: identifying, making arrangements for and retaining Portfolio Managers to manage the Fund's assets; monitoring adherence by the Portfolio Managers to the investment strategies selected for use by the Fund; due diligence review in connection with the selection of Portfolio Managers; monitoring the investment performance of the Portfolio Managers; and determining and periodically reviewing the allocation of the Fund's assets among the Portfolio Managers.

                  Those certain administrative services provided by the Investment Adviser (or an affiliate) will include: providing office space and other support services and personnel as necessary to operate the Fund; supervising the entities retained to provide administrative and custody services to the Fund; providing shareholders with information concerning their investments; preparing investor communications; assisting in the drafting and updating of disclosure documents relating to the Fund and in the preparation of the Fund's offering materials; maintaining and preserving certain records of the Fund; preparing and filing various materials with state and federal regulators and assisting in the preparation and filing of tax returns for the Fund; providing legal and regulatory advice in connection with administrative functions; monitoring compliance with regulatory requirements and with the Fund's investment objective, policies and restrictions; reviewing accounting records and financial reports of the Fund; assisting with the preparation of the Fund's financial reports and acting as liaison with the Fund's custodian, administrator, transfer agent and independent auditors; coordinating and organizing meetings of the Board and of shareholders (if any); preparing materials and reports for use in connection with meetings of the Board; assisting the Fund in conducting offers to repurchase shares; and reviewing and arranging for payment of the Fund's expenses.

                  The Investment Advisory Agreement provides for indemnification by the Fund of the Investment Adviser, its affiliates and any of their respective officers, directors, employees, members and agents from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of or under the Investment Advisory Agreement. Indemnification is only available to the extent the loss, claim, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties, or the reckless disregard of their obligations and duties, under the Investment Advisory Agreement.

                  The Investment Advisory Agreement provides that it will continue in effect for two years and that, after the initial period of effectiveness, will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board of Trustees who are not parties to the agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such continuance, and either:
(i) the vote of a majority of the outstanding shares of the Fund; or (ii) the vote of a majority of the full Board of Trustees of the Fund. The Investment Advisory Agreement also provides that it may be terminated at any time, without the payment of any penalty, either by: (i) the Fund, by action of the Board of Trustees or by vote of a majority of the outstanding shares of the Fund, on 60 days' written notice; or (ii) the Investment Adviser on 90 days' written notice to the Fund. The Investment Advisory Agreement will terminate immediately in the event of their "assignment" (as defined in the 1940 Act).


                       BOARD OF TRUSTEES AND OFFICERS


Board of Trustees

                  The Board has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program. The Board has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Trustees will not contribute to the capital of the Fund in their capacity as Trustees, but may subscribe for shares, subject to the eligibility requirements described in this Prospectus.

                  The identity of the members of the Board, and brief biographical information regarding each Trustee, is set forth below.


     Name,                   Position(s) Held           Principal Occupation(s)
Address and Age               with the Fund               During Past 5 Years
---------------               -------------             -----------------------

Sol Gittleman                   Trustee                Mr. Gittleman has been
                                                       Senior Vice President
Ballou Hall                                            and Provost of Tufts
Tufts University                                       University since 1981.
Medford, MA  02155                                     He is a Director of CIBC
Age [66]                                               Oppenheimer Technology
                                                       Partners, L.L.C.
                                                       ("Technology Partners"),
                                                       as well as an Individual
                                                       General Partner ("IGP")
                                                       of Augusta Partners,
                                                       L.P. ("Augusta") and
                                                       Troon Partners, L.P.
                                                       ("Troon"), investment
                                                       funds which are advised
                                                       by affiliates of the
                                                       Investment Adviser; and
                                                       a Manager of Sawgrass
                                                       Fund, L.L.C.
                                                       ("Sawgrass") and
                                                       Deauville Europe Fund,
                                                       L.L.C.


Luis Rubio                      Trustee                Dr. Rubio is President
                                                       of Centro de
Centro de Investigacion                                Investigation Para el
Para el Desarrollo, A.C.                               Desarrollo, A.C. (Center
Jaime Balmes No. 11,                                   of Research
D-2                                                    Development), an Adjunct
Los Morales Polanco                                    Fellow of the Center for
Mexico D.F.  11510                                     Strategic and
Age [45]                                               International Studies, a
                                                       Member of the Advisory
                                                       Board of the National
                                                       Council of Science and
                                                       Technology of Mexico and
                                                       a Director of the Human
                                                       Rights Commission of
                                                       Mexico City. He is a
                                                       Director of The India
                                                       Fund, Inc.("India
                                                       Fund"), The Asia Tigers
                                                       Fund, Inc. ("Asia
                                                       Fund"), Technology
                                                       Partners CIBC and
                                                       certain other offshore
                                                       private investment
                                                       funds, as well as an IGP
                                                       of Augusta and Troon,
                                                       investment funds which
                                                       are advised by
                                                       affiliates of the
                                                       Investment Adviser, and
                                                       a Manager of Sawgrass
                                                       and Deauville Europe
                                                       Fund, L.L.C. From 1991
                                                       to 1993, Dr. Rubio was a
                                                       Director of Banco
                                                       National de Mexico S.A.


Janet L. Schinderman            Trustee                Ms. Schinderman has been
                                                       Associate Dean for
Columbia Business School                               Special Projects and
Office of the Dean                                     Secretary to the Board
101 Uris Hall                                          of Overseers at Columbia
Columbia University                                    Business School of
New York, NY  10027                                    Columbia University
Age [49]                                               since 1990. From 1987 to
                                                       1990, she served as
                                                       Executive Assistant to
                                                       the President at the
                                                       Illinois Institute of
                                                       Technology. Ms.
                                                       Schinderman is also an
                                                       IGP of Augusta and
                                                       Troon, investment funds
                                                       which are advised by
                                                       affiliates of the
                                                       Investment Adviser; and
                                                       a Manager of Sawgrass
                                                       and Deauville Europe
                                                       Fund, L.L.C.


Howard M. Singer*           Chairman of the            Mr. Singer is a Managing
                            Board of Trustees          Director, Asset
CIBC World Markets Corp.                               Management Division,
1 World Financial Center                               CIBC World Markets. He
New York, NY  10281                                    is also a Director of
Age [37]                                               the India Fund and the
                                                       Asia Fund; an IGP of
                                                       Augusta and Troon,
                                                       investment funds which
                                                       are advised by
                                                       affiliates of the
                                                       Investment Adviser; a
                                                       Manager of Sawgrass,
                                                       Stratigos Fund, L.L.C.,
                                                       Whistler Fund, L.L.C.,
                                                       Wynstone Fund, L.L.C.,
                                                       Xanthus Fund, L.L.C. and
                                                       Deauville Europe Fund,
                                                       L.L.C.


         * Trustee who is an "interested person" (as defined by the 1940
Act) of the Fund.

                  Each of the Trustees was elected to the Board by the sole shareholder of the Fund (who is affiliated with CIBC World Markets).

                  The Trustees serve on the Board for terms of indefinite duration. A Trustee's position in that capacity will terminate if the Trustee is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Trustee may resign, subject to giving 90 days' prior written notice to the other Trustees, and may be removed for cause only, and not without cause, by action taken by a majority of the remaining Trustees followed by the holders of at least 75% of the shares than entitled to vote. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee, so long as immediately after the appointment at least two-thirds (2/3) of the Trustees then serving have been elected by the shareholders. The Board may call a meeting of shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which Trustees who were elected by the shareholders cease to constitute a majority of Trustees then serving.

                  [Messr. Rubio is not a U.S. resident and substantially all of the assets of such person may be located outside of the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such director within the United States or to realize judgments of courts of the United Sates predicated upon civil liabilities of such director under the federal securities laws of the United States. In addition, it is not certain that civil liabilities predicated upon the federal securities laws on which a valid judgment of a court in the United States is obtained would be enforceable in the courts of the jurisdiction other than the United States in which a director or officer resides.]

                  The following table sets forth certain information regarding the compensation expected to be received by the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Fund or the Investment Adviser (the "Independent Trustees") from the Fund and from all registered investment companies for which the Investment Adviser or one of its affiliates serve as investment adviser for the calendar year ending December 31, 2001. No compensation is paid by the Fund to Trustees who are "interested persons" (as defined by the 1940 Act) of the Fund or the Investment Adviser.

Compensation Table


                                  Pension or                        Total
                                   Retirement     Estimated      Compensation
                                Benefits Accrued    Annual        from CIBC
                  Compensation     as Part         Benefits        World
  Name               from            of              Upon         Markets
of Person            Fund        Fund Expenses    Retirement   Registered Funds
--------------    ------------   -------------    ----------   ----------------

Sol Gittleman       $[ ]               0              0             $[ ]

Luis Rubio          $[ ]               0              0             $[ ]

Janet Schinderman   $[ ]               0              0             $[ ]

                  Currently, the Independent Trustees are each paid an annual retainer of $[ ] and per meeting fees of $[ ] (or $[ ] in the case of telephonic meetings) by the Fund, and are reimbursed by the Fund for their reasonable out-of-pocket expenses. The Trustees do not receive any pension or retirement benefits from the Fund.

                  The Board has formed an Audit Committee, comprised of the Independent Trustees, the functions of which are: (i) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain service providers; (ii) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (iii) to the extent there are Trustees who are not members of the Audit Committee, to act as a liaison between the Fund's independent auditors and the Board.


Officers

         In accordance with the Declaration of Trust, the Board has selected the following persons to serve as officers of the Fund:

      Name,               Position(s)            Principal Occupation(s)
Address* and Age       held with the Fund          During Past 5 Years
----------------       ------------------        ---------------------

Bryan McKigney       President and Secretary    Mr. McKigney is a Managing
Age [    ]                                      Director and the Chief
                                                Administrative Officer of
                                                CIBC World Markets. Mr.
                                                McKigney has been in the
                                                financial services industry
                                                since 1981. Prior to
                                                joining CIBC World Markets
                                                in 1993, he was a Vice
                                                President with Chase
                                                Manhattan Bank. Mr.
                                                McKigney is a member of
                                                CIBC World Markets Asset
                                                Management Division's
                                                Operating Committee. Mr.
                                                McKigney also serves as
                                                President and Secretary of
                                                the India Fund and the Asia
                                                Fund.


A. Tyson Arnedt      Vice President             Mr. Arnedt is an Executive
Age 39                                          Director of CIBC World
                                                Markets Corp. Mr. Arnedt,
                                                who is an attorney by
                                                training, is a member of
                                                CIBC World Markets'
                                                Alternative Investments
                                                Group. Prior to joining
                                                CIBC World Markets Corp. in
                                                1998, he was an associate
                                                attorney in the New York
                                                offices of Dechert (from
                                                1997-1998) and Seward &
                                                Kissel (from 1992 thru
                                                1997).


Alan E. Kaye         Treasurer                  Mr. Kaye is the Executive
Age [   ]                                       Director, Finance of CIBC
                                                World Markets. Mr. Kaye has
                                                been in the financial
                                                services industry with CIBC
                                                World Markets Corp. and its
                                                predecessors since 1976.
                                                Mr. Kaye is a member of
                                                CIBC World Markets Asset
                                                Management Division's
                                                Pricing Committee. Mr. Kaye
                                                also serves as Treasurer of
                                                the India Fund and the Asia
                                                Fund.


Todd Ladda           Vice President             Mr. Ladda is a Managing
Age [   ]                                       Director and Director of
                                                Marketing for The
                                                Alternative Investments
                                                Group at CIBC World
                                                Markets. In addition to his
                                                marketing responsibilities,
                                                he serves on the group's
                                                Risk Management and Due
                                                Diligence Investment
                                                committees. Prior to
                                                joining CIBC World Markets,
                                                Mr. Ladda was a Financial
                                                Consultant with both
                                                Merrill Lynch and Smith
                                                Barney where he specialized
                                                in providing asset
                                                management services to the
                                                high-net-worth marketplace.
                                                Mr. Ladda received a
                                                Bachelor of Arts in 1986
                                                from Princeton University.


Barbara Pires        Vice President             Barbara Pires is Executive
Age [   ]                                       Director, Compliance, of
                                                CIBC World Markets Asset
                                                Management Division. Ms.
                                                Pires has been in the
                                                securities industry since
                                                1970, and currently heads
                                                up the division's
                                                compliance team. Prior to
                                                joining CIBC World Market
                                                in 1996, she held positions
                                                at HSBC Asset Management
                                                Americas, Inc. and Morgan
                                                Guaranty Trust Co.


      * The address of each officer is c/o CIBC World Markets Corp., 1 World Financial Center, New York, New York 10281

                 ADDITIONAL POTENTIAL CONFLICTS OF INTEREST


Participation in Investment Opportunities

                  The Investment Adviser and the Portfolio Managers serve or may serve as the investment adviser for certain private investment companies and may be appointed in the future to serve as the investment adviser to other registered investment companies, private investment partnerships or managed accounts that may pursue investment strategies similar to that of the Fund (the "Similar Accounts"). As a general matter, the Investment Adviser (subject to any policies established by the Board) will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Investment Adviser or the Portfolio Managers for investment for the Similar Accounts. There may be circumstances, however, under which the Investment Adviser or the Portfolio Managers will cause one or more of the Similar Accounts to commit a different percentage of their respective assets to an investment opportunity than to which the Investment Adviser will commit the Fund's assets. There may also be circumstances under which the Investment Adviser or the Portfolio Managers will consider participation by the Similar Accounts in investment opportunities in which the Investment Adviser does not intend to invest on behalf of the Fund.

                  The Investment Adviser will evaluate for the Fund, and it is anticipated that the Portfolio Managers will evaluate for each Similar Account, a variety of factors that may be relevant in determining whether, and to what extent, a particular investment opportunity or strategy is appropriate and feasible for the Fund or an Similar Account at a particular time, including, but not limited to, the following: (i) the nature of the investment opportunity taken in the context of the other investments at the time; (ii) the liquidity of the investment relative to the needs of the particular entity or account; (iii) the availability of the opportunity (i.e., size of obtainable position); (iv) the transaction costs involved; and (v) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Fund and the Similar Accounts in the context of any particular investment opportunity, the investment activities of the Fund and the Other Investment Accounts may differ from time to time. In addition, the fees and expenses of the Fund may differ from those of the Similar Accounts. Accordingly, prospective Investors should note that the future performance of the Fund and the or Similar Accounts may vary.

                  When the Investment Adviser and a Portfolio Manager determine that it would be appropriate for the Fund and one or more Similar Accounts, respectively, to participate in an investment opportunity at the same time, orders will be aggregated, placed and allocated on a basis believed to be fair and equitable, consistent with the Investment Adviser's responsibilities under the Advisers Act and the 1940 Act and Investment Adviser's and the Portfolio Manager's own internal procedures. Decisions in this regard are necessarily subjective and there is no requirement that the Fund participate, or participate to the same extent as the Similar Accounts, in all trades. However, no participating entity or account will receive preferential treatment over any other and the Investment Adviser and the Portfolio Managers will take steps to ensure that no participating entity or account (including the Fund) will be systematically disadvantaged by the aggregation, placement or allocation of orders. Because investment decisions for each Separate Account are made by Portfolio Managers, who will be responsible for placing orders for the Separate Account, orders for the Fund may not be aggregated with orders for other Separate Accounts but may be aggregated with orders placed by Portfolio Managers or their respective affiliates ("Other Investment Accounts").

                  Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by Portfolio Managers. These situations may be based on, among other things, the following: (i) legal restrictions on the combined size of positions that may be taken for the Fund and the Similar Accounts, thereby limiting the size of the Fund's position; (ii) the difficulty of liquidating an investment for the Fund and the Similar Accounts where the sale of the combined positions cannot be absorbed; or (iii) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of these options or other instruments.

                   The members of the Investment Adviser, and their directors, managers, officers and employees (including the Portfolio Managers), may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Investment Adviser on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of CIBC World Markets, the Investment Adviser or a Portfolio Manager that are the same, different or made at a different time than positions taken for the Fund. In order to mitigate the possibility that the Fund will be adversely affected by this personal trading, the Fund and the Investment Adviser have adopted a Joint Code of Ethics ("Joint Code of Ethics") in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. Under the Joint Code of Ethics, investment professionals and others who are subject to a code of ethics of a Portfolio Manager are required to comply with the provisions of the Portfolio Manager's code of ethics. The Joint Code of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Joint Code of Ethics is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Joint Code of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Other Matters

                  The Investment Adviser and its members (and affiliated persons of its members) will not purchase securities or other property from, or sell securities or other property to, the Fund except that CIBC World Markets and its affiliated broker-dealers may act as broker for the Fund in effecting securities transactions. See "Brokerage." In addition, the Fund may effect certain principal transactions in securities with one or more Other Investment Accounts, except for accounts in which a Portfolio Manager or any affiliate thereof serves as a general partner or certain accounts in which it has a financial interest (other than an interest that results solely from a Portfolio Manager's or any affiliate's appointment as an investment adviser to the account). These transactions would be effected in circumstances where the Investment Adviser has determined that it would be appropriate for the Fund to purchase and it has been determined that it would be appropriate for such Other Investment Account to sell, or the Fund to sell and such Other Investment Account to purchase, the same security or instrument on the same day. The purchases and sales will be made pursuant to procedures adopted by the Fund pursuant to Rule 17a-7 under the 1940 Act. Among other things, those procedures are intended to ensure that: (i) each transaction will be effected for cash consideration at the current market price of the particular securities; (ii) no transaction will involve restricted securities or other securities for which market quotations are not readily available; and (iii) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with the transaction.

                  The Fund is not permitted to purchase or sell securities of any issuer as to which the Investment Adviser has obtained material, non-public information, until such time as the information is no longer material or has become publicly known. This policy could adversely affect the Fund's investment performance because the Fund may (i) hold securities of an issuer with respect to which the Investment Adviser has adverse information, or (ii) not purchase securities of any issuer with respect to which the Investment Adviser has favorable information.

                  As a result of the investment banking and corporate finance activities of CIBC World Markets or CIBC, the Fund may be subject to future restrictions on its ability to purchase or sell certain securities. Additionally, the Fund may purchase securities during the existence of an underwriting or selling syndicate in which CIBC World Markets or any of its affiliates is participating only subject to certain conditions. This could have an adverse impact on the Fund's investment performance.

                  Under the Bank Holding Company Act and other U.S. banking laws, and the rules, regulations, guidelines and policies of the regulatory agencies and the staff thereof, CIBC World Markets and its affiliates are subject to restrictions on the transactions that they may make with the Fund, and their restrictions may affect the investments made by the Fund.

                  Future investment activities of CIBC World Markets (or its affiliates) or the Portfolio Managers (or their respective affiliates) and their principals, partners, directors, officers or employees, including the Portfolio Managers, may give rise to additional conflicts of interest.

                                   TAXES


Federal Income Taxation of the Fund

                  The Fund intends to elect and to qualify, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

                  To avoid a 4% excise tax, the Fund will be required to distribute by December 31st of each year at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

                  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

Nature of the Fund's Investments

                   Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and
(vi) adversely alter the characterization of certain complex financial transactions.

Distributions to Shareholders

                  Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Distributions of the Fund's net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.

                  Although dividends generally will be treated as distributed when paid, dividends declared in October, November, or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

                  Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

                  Certain foreign currency gains and losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income (or loss) may increase (or decrease) the Fund's income available for distribution.

Sale of Shares

                  A shareholder will recognize a gain or loss on the sale of shares (other than a repurchase as described below) equal to the difference between their adjusted basis in the shares sold and the amount received. Generally, any such gain or loss will be considered capital gain or loss if the shares are held as capital assets, and will be treated as a long-term capital loss if the shares have been held for more than one year. However, any loss recognized upon a taxable sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares.

Repurchase of Shares

                  The repurchase of shares by the Fund generally will be a taxable transaction for federal income tax purposes, either as a sale or exchange or, under certain circumstances, as a dividend. A repurchase of shares generally will be treated as a sale or exchange if the receipt of cash by the shareholder results in a "complete redemption" of the shareholder's interest in the Fund or is "substantially disproportionate" or "not essentially equivalent to a dividend" with respect to the shareholder. In determining whether any of these tests has been met, shares actually owned and shares considered to be owned by the shareholder by reason of certain constructive ownership rules generally must be taken into account. If any of the tests for sale or exchange treatment is met, a shareholder will recognize gain or loss on a redemption equal to the difference between the amount of cash received by the shareholder and the tax basis of the shares redeemed. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss.

                  If none of the tests for sale or exchange treatment is met, the amount received by a shareholder on a redemption of shares will be taxable to the shareholder as a dividend to the extent of such shareholder's allocable share of the Fund's current or accumulated earnings and profits. Thus, a shareholders' tax basis in the shares redeemed will not reduce the amount received that is taxable as a dividend. The excess of such amount received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the shareholder's tax basis in the shares sold), and any amount in excess of the shareholder's tax basis would constitute taxable gain. Any remaining tax basis in the shares tendered to the Fund will be transferred to any remaining shares held by such shareholder. In addition, if a tender of shares is treated as a dividend to a tendering shareholder, a constructive dividend may result to a non-tendering shareholder whose proportionate interest in the earnings and assets of the Fund has been increased by such tender. The Fund believes, however, that the nature of such repurchases will be such that a tendering shareholder will qualify for sale or exchange treatment as opposed to dividend treatment.

Withholding on Payments to Non-U.S. Shareholders

                   A shareholder who is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder provided that such shareholder furnishes to the Fund a properly completed Internal Revenue Service Form W-8BEN certifying its non-United States status.

                  Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

                  If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to United States federal income tax on a net basis at the tax rates applicable to United States citizens or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a United States trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed Internal Revenue Service Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's United States trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.

                  The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed Internal Revenue Service Form W-8 BEN certifying their entitlement thereto. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, persons holding an interest in the entity will need to provide the required certification. For example, an individual Non-U.S. Shareholder that holds shares in the Corporation through a non-United States partnership must provide an Internal Revenue Service Form W-8BEN to the Fund to claim the benefits of an applicable tax treaty. Non-United States investors are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

Backup Withholding

                  The Fund may be required to withhold federal income tax ("backup withholding") from dividends and gross proceeds from the sale of shares paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its foreign status (in the case of a Non-U.S. Shareholder), (ii) the Internal Revenue Service notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Gross proceeds from the sale of shares may be subject to backup withholding under the circumstances described in (i) above.

                  Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends and gross proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed Internal Revenue Service Form W-8BEN certifying their non-United States status.

                  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

Information Reporting

                   The Fund must report annually to the Internal Revenue Service and to each shareholder the amount of dividends, capital gain dividends and gross proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the Internal Revenue Service and such shareholder the amount of dividends, capital gain dividends or gross proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

General

                  The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                 BROKERAGE


                  Portfolio Managers are responsible for placing orders for the execution of their respective Separate Accounts' portfolio transactions and the allocation of brokerage transactions. Transactions on the great majority of foreign stock exchanges involve the payment of a combination of fixed and negotiated commissions, while transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. No stated commission is generally applicable to securities traded on a principal basis in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. Transactions may also be executed on an agency basis in over-the-counter markets, which will involve the payment of negotiated or fixed commissions, when deemed consistent with the Fund's brokerage policies.

                  In selecting brokers and dealers to effect transactions on behalf of the Fund, Portfolio Managers seek to obtain the best price and execution, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and in the case of transactions effected with unaffiliated brokers, the firm's risk in positioning a block of securities. Although Portfolio Managers will generally seeks reasonably competitive commission rates, Portfolio Managers will not necessarily pay the lowest commission available on each transaction. Portfolio Managers have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

                  Consistent with the principle of seeking best price and execution, Portfolio Managers may place brokerage orders on behalf of a Separate Account with brokers (including affiliates of CIBC World Markets) that provide the Investment Adviser, the Portfolio Managers or their respective affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Investment Adviser or any Portfolio Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Investment Adviser, the Portfolio Managers or their respective affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is used by the Investment Adviser or any Portfolio Manager in connection with the Fund. Conversely, the information provided to the Investment Adviser or any Portfolio Manager by brokers and dealers through which other clients of the Investment Adviser, the Portfolio Managers or their respective affiliates effect securities transactions may be useful to the Investment Adviser or any Portfolio Manager in providing services to the Fund.

                  Although the Fund cannot accurately predict its portfolio turnover for the Separate Accounts, the Fund generally expects that its annual portfolio turnover rate to significantly exceed that of other registered investment companies. The Fund's portfolio turnover rate may exceed that of certain other private investment companies or other registered investment companies, resulting in brokerage expenses that may exceed those of other investment companies. A high turnover rate may also result in the realization of capital gains, including short-term gains which will be taxable to the shareholders as ordinary income. Portfolio Managers may execute portfolio brokerage transactions through CIBC World Markets or its affiliates. These transactions would be effected pursuant to procedures adopted by the Fund pursuant to Section 17(e) of the 1940 Act and Rule 17e-1 thereunder. Among other things, Section 17(e) and those procedures provide that when acting as broker for the Fund in connection with the sale of securities to or by the Fund, neither CIBC World Markets nor any of its affiliates may receive any compensation exceeding the following limits: (i) if the sale is effected on a securities exchange, the compensation may not exceed the "usual and customary broker's commission" (as defined in Rule 17e-1 under the 1940 Act); (ii) if the sale is effected in connection with a secondary distribution of securities, the compensation cannot exceed 2% of the sale price; and (iii) the compensation for sales otherwise effected cannot exceed 1% of the sales price. Rule 17e-1 defines a "usual and customary broker's commission" as one that is fair compared to the commission received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. Morgan Stanley & Co., Inc. will serve as the Fund's prime broker.

                            GENERAL INFORMATION

Custodian, Transfer Agent and Dividend Paying Agent

                  PFPC, Inc. ('PFPC") provides certain administrative, accounting and investor services to CIBC Oppenheimer's U.S. funds. PFPC, the second largest provider of mutual fund administrative services in the United States, is an indirect, wholly-owned subsidiary of PNC Bank Corp. and an affiliate of PNC Bank, N.A. Through its offices in Delaware, Pennsylvania and Massachusetts, PFPC performs accounting and administrative services for a wide variety of mutual funds and other pooled investment vehicles.

                  PFPC Trust Company ("PFPC Trust") serves as the primary custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Trustees of the Fund in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Investment Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian. PFPC Trust's principal business address is 103 Bellevue Parkway, Wilmington, Delaware 19809.



Experts

                  Ernst & Young LLP act as independent auditors for the Fund and in such capacity will audit the Fund's annual financial statements and financial highlights.



Legal Matters

                  The validity of the shares offered hereby will be passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, One Beacon Street, Boston, Massachusetts.



                        INDEPENDENT AUDITORS REPORT

                              [To be provided]



               STATEMENT OF ASSETS AND LIABILITIES AND NOTES

                              [To be provided]


Part C - Other Information

Item 24.  Financial Statements and Exhibits

         1.  Financial Statements:
                  Part A:  Report of Independent Auditors*
                           Statement of Assets and Liabilities*
                           Notes to Financial Statements*

                  Part B:  Not applicable.

         2.  Exhibits:
                  (a)      Agreement and Declaration of Trust.*
                  (b)      Bylaws of Registrant.*
                  (c)      Not applicable.
                  (d)      Not applicable.
                  (e)      Included in Prospectus.
                  (f)      Not applicable.
                  (g) Form of Investment Advisory Agreement between the Fund and Advantage Advisers, L.L.C.*
                  (h)      (1)  Form of Distribution Agreement among the
                                Fund and CIBC World Markets Corp.*
                           (2) Form of Selected Dealer Agreement between CIBC World Markets Corp. and the dealers to become parties thereto.*
                  (i)      Not applicable.
                  (j)      (1)  Form of Custodian Agreement between the
                                Fund and PFPC Trust.*
                           (2)  Form of [Administration, Accounting and
                                Investor Services] Agreement between the
                                Fund and PFPC, Inc.*
                           (3) Form of Escrow Agreement among the Fund and PNC Bank.*
                  (k)      Form of Shareholder Servicing Agreement.
                  (l) Opinion and consent of Skadden, Arps, Slate, Meagher and Flom LLP.*
                  (m)      [Not applicable]
                  (n)      (1)  Consent of Ernst & Young, LLP independent
                                public accountants.*
                  (o)      Not applicable.
                  (p)      Agreement with respect to Seed Capital.*
                  (q)      Not applicable.
                  (r)      (1)  Code of Ethics of the Fund.*
                           (2) Code of Ethics of the Investment Adviser, Distributor and affiliates.*
                  (s)      Power of Attorney.

                  * To be filed by amendment.

Item 25.  Marketing Arrangements

     Not applicable.

Item 26.  Other Expenses of Issuance and Distribution

         The following table sets forth the estimated expense, payable by the Fund in connection with the issuance and distribution of the securities covered by this registration statement.

          Securities and Exchange Commission fees..................      $[_]

          Blue sky fees and expenses...............................      $[_]

          Printing.................................................      $[_]

          Legal fees and expenses..................................      $[_]

          Miscellaneous............................................      $[_]

                                     Total.........................      $[_]

Item 27.  Persons Controlled by or Under Common Control

         Upon conclusion of the public offering of the Fund's shares, it is anticipated that no person will be controlled by or under common control with the Fund.

Item 28.  Number of Holders of Securities as of [__________], 2001


Title of Class                                         Number of Record Holders
--------------                                         ------------------------

Shares of beneficial interest, $.001 par value                   [   ]

Item 29.  Indemnification

         Reference is made to the provisions of Article V of the Registrant's Agreement and Declaration of Trust and Section [ ] of the Distribution Agreement between the Registrant and CIBC World Markets Corp., each filed as an exhibit to this Registration Statement.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Business and Other Connections of the Investment Adviser

         Advantage Advisors, L.L.C. is newly formed and, as such, has not conducted any business other than as investment adviser to the Fund.

         See the Section of the prospectus titled "Management" for a description of the other business, vocation or employment of affiliates of the Investment Adviser.

Item 31.  Location of Accounts and Records

         The accounts and records of the Fund will be maintained at the office of PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

Item 32.  Management Services

         Except as described or in the Statement of Additional Information under the caption "Investment Advisory and Other Services" and "General Information" the Fund is not a party to any management service related contract.

Item 33.  Undertakings

         The Fund undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         The Fund additionally undertakes, pursuant to Rule 415 under the Securities Act, as follows:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (a) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                  (b) To reflect in the prospectus any facts or events arising after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

                  (c) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The Fund undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 17th day of August, 2001.

                                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I


                                     By: /s/ Howard M.Singer
                                        -----------------------------------
                                             Howard M. Singer
                                             Chairman of the Board

         Each person whose signature appears below hereby appoints Howard
M. Singer his true and lawful attorney-in-fact, with full power of such attorney-in-fact to sign on his behalf, individually and in each capacity stated below, any and all amendments (including post-effective amendments) to the registration statement of Advantage Advisers Multi-Sector Fund I and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:



 Signature                        Title                             Date
----------                        ------                           ------

/s/ Howard M.Singer              Chairman of the Board          August 17, 2001
-------------------------------  and Trustee
    Howard M. Singer             (principal executive officer)


/s/ Alan E. Kaye                 Treasurer                     August  17, 2001
-------------------------------  (principal financial and
    Alan E. Kaye                 accounting officer)




                               EXHIBIT INDEX

Exhibit No.       Exhibit

[TO FOLLOW]